UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

DLH Holdings Corp.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DLH Corp | Atlanta Headquarters
3565 Piedmont Road NE
Bldg. 3 Ste. 700 | Atlanta, GA 30305
(770) 554–3545 | www.dlhcorp.com

January 29, 2024

Dear Fellow Shareholders:

We are pleased to invite you to attend the 2024 Annual Meeting of Shareholders of DLH Holdings Corp. (“DLH”) to be held on Thursday, March 14, 2024 at 10:00 a.m. Eastern Time (the “2024 Annual Meeting”). To maximize the ability of shareholders to attend the 2024 Annual Meeting, the DLH Board of Directors has directed that the 2024 Annual Meeting be held as a “hybrid meeting” which means that we will host the meeting at the offices of Becker & Poliakoff, LLP, 45 Broadway, 17th Floor, New York, NY 10006, and also enable remote participation, including voting, via the Internet. Accordingly, you will be able to attend the 2024 Annual Meeting virtually and vote and submit questions by visiting https://www.cstproxy.com/dlhcorp/2024.

The scheduled matters to be considered and acted on at the meeting are: the election of directors; a non-binding advisory vote to approve our named executive officers’ compensation; and ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal year 2024. Detailed information concerning these matters is set forth in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. We also will report on matters of interest to our shareholders.

We hope that you will be able to attend the 2024 Annual Meeting. Whether or not you plan to attend, it is important that your shares be represented and voted. Please read the instructions in the proxy materials on how to vote by proxy.

Thank you for your continued support of DLH.

Sincerely,

Frederick G. Wasserman, Chairman

DLH HOLDINGS CORP.
3565 Piedmont Road, NE
Building 3, Suite 700
Atlanta, Georgia 30305

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held on March 14, 2024

Date, Time and Location

You are cordially invited to the Annual Meeting of Shareholders of DLH Holdings Corp., a New Jersey corporation (“DLH”, or the “Company”), which will be held on Thursday, March 14, 2024, at 10:00 a.m. Eastern Time (the “Annual Meeting”). The DLH Board of Directors has directed that the 2024 Annual Meeting be held as a “hybrid meeting” which means that we will host the meeting at the offices of Becker & Poliakoff, LLP, 45 Broadway, 17th Floor, New York, NY 10006 and also enable remote participation, including voting, via the Internet at https://www.cstproxy.com/dlhcorp/2024.

As the Annual Meeting will be a “hybrid meeting,” shareholders will have the ability to attend the Annual Meeting either in-person or remotely. Shareholders will be able to vote and pose questions regardless of how they may choose to attend the meeting.

Shareholders attending virtually via the Internet will be able to access the Annual Meeting and vote and submit questions by visiting https://www.cstproxy.com/dlhcorp/2024 and entering the control number provided in these proxy materials. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the proxy statement.

Agenda

The agenda for the annual meeting is as follows:

1.To elect eight (8) directors nominated by the Board and named in this Proxy Statement to serve until DLH’s 2025 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

2.To hold a non-binding advisory vote on the compensation of our named executive officers;

3.To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending September 30, 2024; and

4.To transact such other business that may properly be brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Record Date and Voting

The record date for the Annual Meeting is January 24, 2024. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting. A list of record shareholders will be available for inspection at the offices of our counsel, Becker & Poliakoff, LLP, located at 45 Broadway, New York, New York 10006 for a period of ten days before the Annual Meeting during ordinary business hours and electronically during the Annual Meeting at https://www.cstproxy.com/dlhcorp/2024.

Whether or not you plan to attend, to ensure that your shares are represented and voted at the meeting, please either vote your shares by telephone, electronically over the internet or by smartphone or tablet, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to ensure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. If you do attend the Annual Meeting, you may revoke any prior proxy and vote your shares in person if you wish to do so. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of the corporation, in writing, prior to the Annual Meeting. Additional instructions for accessing the Annual Meeting and voting and submitting questions are included in the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders on March 14, 2024

The Proxy Statement and our 2023 Annual Report to Shareholders are available at:
https://www.cstproxy.com/dlhcorp/2024

By Order of the Board of Directors
/s/ Frederick G. Wasserman Frederick G. Wasserman
Dated: January 29, 2024	Chairman of the Board

Narrative Discussion to Summary Compensation Table	31
Outstanding Equity Awards at End of 2023	41
Employment Agreements with Named Executive Officers	42
Pay Versus Performance	46
Stock Option Plans	48
Equity Compensation Plan Information	51
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	51
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	53
HOUSEHOLDING OF PROXY MATERIALS	54
SHAREHOLDER PROPOSALS	54
ADDITIONAL INFORMATION	55
OTHER BUSINESS	55

DLH HOLDINGS CORP.
3565 Piedmont Road, NE
Building 3, Suite 700
Atlanta, Georgia 30305

PROXY STATEMENT
For Annual Meeting of Shareholders
to be held on March 14, 2024

This proxy statement and the accompanying form of proxy are being furnished to you as a shareholder of DLH Holdings Corp., a New Jersey corporation (“DLH” or the “Company”), in connection with the Annual Meeting of Shareholders to be held on March 14, 2024 at 10:00 a.m. (Eastern time) and at any adjournment or postponement of the meeting. The Company has determined that the 2024 Annual Meeting will be a “hybrid meeting” so that shareholders can either attend physically or remotely via the Internet. We believe that this will facilitate shareholder attendance and participation while safeguarding the health and safety of our shareholders, directors and management team. Accordingly, we will be hosting the meeting in-person at the offices of Becker & Poliakoff, LLP, 45 Broadway, 17th Floor, New York, NY 10006 and via the Internet at https://www.cstproxy.com/dlhcorp/2024.

Shareholders will be able to vote and pose questions regardless of how they may choose to attend the meeting. If attending in-person, shareholders will need to follow our venue’s masking and social distancing requirements. Shareholders choosing to attend virtually via the Internet will be able to access the Annual Meeting and vote and submit questions by visiting https://www.cstproxy.com/dlhcorp/2024 and entering the control number assigned by Continental Stock Transfer & Trust Company. This proxy statement and the accompanying form of proxy is being made available on or about January 29, 2024 to shareholders entitled to vote at the 2024 Annual Meeting.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On January 24, 2024 (the “Record Date”), there were issued and outstanding 14,230,708 shares of common stock. Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the annual meeting and any adjournment thereof. Each share of common stock is entitled to one vote on each matter submitted to shareholders. Voting is on a non-cumulative basis. Shares of our common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

•FOR the election of the eight (8) directors nominated by the Board and named in this proxy statement;

•FOR the resolution approving, by non-binding vote, the compensation of the named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC;

•FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending September 30, 2024; and

•FOR such other matters as may be properly brought before the meeting, and any adjournment or postponement thereof, and for which the persons named on the enclosed proxies determine, in their sole discretion, to vote in favor.

INTERNET AVAILABILITY OF PROXY MATERIALS

We are furnishing proxy materials to our shareholders primarily via the Internet, instead of mailing printed copies of those materials to each shareholder. On or about January 29, 2024, we mailed to our shareholders (other than those who previously requested electronic delivery) a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs our shareholders on how to access their proxy card to vote through the Internet or by smartphone or tablet. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if a shareholder would prefer to receive printed proxy materials, the shareholder may follow the instructions included in the Notice of Internet Availability. If a shareholder has previously elected to
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receive our proxy materials electronically, that shareholder will continue to receive these materials via e-mail unless he or she elects otherwise.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders on March 14, 2024. The Proxy Statement and our 2023 Annual Report to Shareholders are available at:
https://www.cstproxy.com/dlhcorp/2024

MEETING FORMAT

The Board has directed that the 2024 annual meeting be held as a hybrid meeting, meaning that we will host the meeting in-person and via the Internet and shareholders can choose to attend either physically or remotely. We are committed to ensuring that our shareholders have the same rights and opportunities to participate in the 2024 annual meeting regardless of whether they choose to participate remotely via the Internet or in person. To that end, shareholders will have the ability to attend the 2024 annual meeting, vote their shares electronically, and ask questions at the meeting, as discussed further below.

How to attend the 2024 Annual Meeting

As stated above, shareholders will be able to attend the Annual Meeting either in-person at the offices of Becker & Poliakoff, LLP or virtually at https://www.cstproxy.com/dlhcorp/2024. Shareholders choosing to attend virtually via the Internet will be able to access the Annual Meeting and vote and submit questions by visiting https://www.cstproxy.com/dlhcorp/2024 and entering the control number assigned by Continental Stock Transfer & Trust Company.

As a registered shareholder, you received a Notice and Access instruction form or Proxy Card from Continental Stock Transfer & Trust Company. Both forms contain instructions on how to attend the Annual Meeting including the physical address and URL address, along with your control number. You will need your control number for access to the virtual meeting. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Continental Stock Transfer & Trust Company contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on March 7, 2024 at 9:00 am Eastern time. Enter the URL address into your browser https://www.cstproxy.com/dlhcorp/2024, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the meeting.

Beneficial owners, who own their investments through a bank or broker, will need to contact Continental Stock Transfer & Trust Company to receive a control number. Continental Stock Transfer & Trust Company can be contacted at the telephone number or email address above. Beneficial owners who wish to attend the 2024 Annual Meeting must also obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy of their legal proxy to proxy@continentalstock.com, regardless of whether they choose to attend in-person or remotely. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the 2024 Annual Meeting. After contacting Continental Stock Transfer & Trust Company, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company at least five (5) business days prior to the meeting date in order to ensure access. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by dialing +1 800-450-7155 (toll free), outside the U.S. and Canada +1 857-999-9155 (standard rates apply). When prompted enter the pin number 2925017#. This is a listen-only alternative and you will not be able to vote or enter questions during the meeting.

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How to ask questions at the 2024 Annual Meeting

The 2024 Annual Meeting will include a question and answer session, during which we will answer questions submitted in accordance with the meeting rules posted on the meeting website and that are relevant to the Company and meeting matters. Shareholders attending virtually will have an opportunity to submit written questions via the Internet at any time during the meeting by following the instructions that will be available on the meeting website. Shareholders attending in-person will be prompted to ask questions at the appropriate times at the meeting. To submit written questions, shareholders must have their control number available. The question and answer session will include both questions submitted in advance of and during the meeting. Substantially similar questions will be answered once to avoid repetition and allow more time for other questions. If time does not permit us to address each question received either before or during the annual meeting, the Company’s answers will be posted to the “Investors” page of our corporate website, www.dlhcorp.com, as soon as possible after the meeting.

If you need technical support

If you plan to attend the 2024 Annual Meeting over the Internet and require technical support, please visit the virtual meeting website located at https://www.cstproxy.com/dlhcorp/2024 in advance of the 2024 Annual Meeting to ensure accessibility. Technical support in connection with the virtual meeting platform will be available by telephone at (917) 262-2373 or email at proxy@continentalstock.com from 7:00 a.m. to 5:00 p.m., New York time.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of the applicable software and plugins. You should ensure that you have a strong Internet or telephone connection, as applicable, wherever you intend to participate in the 2024 Annual Meeting, and you should allow plenty of time to log in or call in and ensure that you can hear audio prior to the start of the 2024 Annual Meeting.

How to Vote at the 2024 Annual Meeting

Voting at the 2024 Annual Meeting

If you are a stockholder of record and choose to vote in person, you can attend the annual meeting and cast your vote at the 2024 Annual Meeting. Shareholders may also cast their votes online at the meeting by following the instructions at https://www.cstproxy.com/dlhcorp/2024 and using the control number assigned by Continental Stock Transfer & Trust Company. Shareholders who hold their shares through a broker, bank or nominee and wish to vote at the meeting must present at the meeting a legal proxy from the broker, bank or nominee issued in the shareholder’s name and confirming their beneficial ownership of the shares to be voted. Whether or not a shareholder plans to attend the meeting, the shareholder should vote by proxy to ensure his or her vote is counted. A shareholder may still attend the meeting in person and vote if he or she has already voted by proxy.

Voting by Proxy - Shareholders of Record

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “shareholder of record” and you may vote in person by attending the meeting, or by voting your shares by proxy over the internet or by smartphone or tablet by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the proxy card delivered to you and returning it in the postage-paid envelope provided, or you may vote over the internet or by smartphone or tablet pursuant to the instructions provided in the proxy card. Instructions for voting via the internet, by smartphone or tablet and by mail are summarized below.

By Internet-If you have internet access, you may submit your proxy by following the “Vote by Internet” instructions on the Notice of Internet Availability.

By Smartphone or Tablet-You may submit your proxy via smartphone or tablet by following the “Mobile Voting” instructions on the Notice of Internet Availability.
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By Mail-You may request delivery of a physical proxy card and submit your proxy by signing your proxy card and mailing it in the postage-prepaid envelope provided to you.

In order to be timely processed, all proxies submitted by record holders through the Internet, smartphone or tablet, or by telephone must be received by 11:59 p.m. Eastern Time on March 13, 2024.

If you are a shareholder of record, your shares will be voted in the manner that you indicate in your proxy card or via the Internet or by smartphone or tablet. If you return a signed proxy card but do not indicate how you wish to vote your shares, your shares will be voted:

•FOR the election of the eight (8) directors nominated by our Board of Directors and named in this proxy statement (Proposal 1);

•FOR the approval, by non-binding vote, of the compensation of our named executive officers (Proposal 2); and

•FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal 2024 (Proposal 3).

    If any other business properly comes before the shareholders for a vote at the annual meeting, or at any adjournments or any postponements of the meeting, your shares will be voted according to the discretion of the holders of the proxy.

Voting by Proxy - Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name.” Most beneficial owners whose stock is held in the name of a broker, bank or other nominee receive instructions for granting proxies from their brokers, banks or nominees, rather than our proxy card. Shareholders owning shares through certain brokers, banks and nominees are typically able to vote by telephone, mobile devices or over the internet. You can vote your shares held through a broker, bank or nominee by following the voting instructions sent to you by that institution. If Internet, telephone or mobile device voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below. If you hold your shares in “street name” through a broker or other nominee, then the broker who holds your shares has the authority under the applicable stock exchange rules to vote on certain items when they have not received instructions from you. However, if you hold your shares in street name you must cast your vote if you want it to count for proposals 1 or 2; no votes will be cast on your behalf on such proposals if you hold your shares in street name and you do not instruct your bank or broker how to vote. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (proposal 3 of this proxy statement).

Quorum

Under our bylaws, the presence, either in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock is necessary to constitute a quorum permitting action to be taken at the Annual Meeting. Shares are counted as present at the meeting if you are present in person at the meeting, or if you have properly submitted a proxy. In addition, abstentions and broker non-votes are counted as present at the Annual Meeting for the purpose of determining the presence of a quorum.

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Vote required

Proposal 1. The shareholders will vote to elect eight (8) directors to serve until the Company’s 2025 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. The election of directors requires a plurality of the votes cast by the holders of the Company’s common stock present and voting at the Annual Meeting, with the eight (8) nominees receiving the highest vote totals to be elected. Shareholders may vote “FOR” OR “WITHHOLD AUTHORITY.” Because directors need only be elected by a plurality of the vote, in an uncontested election broker non-votes and withhold votes will not affect whether any particular nominee has received sufficient votes to be elected in such cases. If your shares are held by your broker in “street name,” and you do not furnish voting instructions to your broker, your brokerage firm may not vote your shares on Proposal 1. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 1 if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.

Proposal 2. To approve Proposal 2, we must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting by our shareholders. For Proposal 2, a shareholder may indicate “FOR,” “AGAINST” OR “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to Proposal 2, only those votes cast “FOR” OR “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. This vote is advisory only and not binding on the Company. Although this is advisory, we, our Board of Directors, and the Management Resources and Compensation Committee of the Board value the opinions of our shareholders and expect to take the outcome of this vote into account when considering future compensation arrangements for our executive officers. Brokerage firms and nominees will not have the authority to vote their customers’ unvoted shares on Proposal 2 or to vote their customers’ shares if the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.

Proposal 3. To approve Proposal 3, the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal 2024, we must receive the affirmative vote of at least a majority of the votes cast at the Annual Meeting by our shareholders. For Proposal 3, a shareholder may indicate “FOR,” “AGAINST,” OR “ABSTAIN” on the proxy card. For purposes of determining the number of votes cast with respect to this proposal, only those votes cast “FOR” OR “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting and therefore will have no effect on the outcome of the vote for this proposal. Brokerage firms and nominees have the authority to vote their customers’ unvoted shares on Proposal 3 as well as to vote their customers’ shares on this proposal where the customers have not furnished voting instructions within a specified period of time prior to the Annual Meeting.

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you do not give instructions to your broker, bank, or other agent, it can vote your shares only with respect to discretionary items, but not with respect to non-discretionary items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, and include the ratification of the selection of our independent registered public accounting firm (Proposal 3). On non-discretionary items for which you do not give instructions to your broker, bank or other agent, the shares will be treated as broker non-votes. Proposals 1 and 2 are considered non-discretionary proposals and you must give instructions to your broker, bank or other agent in order to vote your shares with respect to these proposals.

Any other matter submitted to the shareholders will require the affirmative vote of a majority of the shares represented and entitled to vote, in person or by proxy, at the Annual Meeting, unless a greater percentage is required
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either by law or by our amended certificate of incorporation or bylaws. In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting. The Board of Directors is not currently aware of any such other matters. If any other matter does properly come before the Annual Meeting, the Board of Directors intends that the persons named in the enclosed form of proxy will vote on such matter in accordance with their judgment.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted at the Annual Meeting. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the secretary of DLH either in writing prior to or in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the secretary of DLH. Shareholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming their beneficial ownership of the shares to be voted.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail or telephone. Arrangements may also be made with brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Annual Report

Our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, including financial statements, is being made available to our shareholders along with this proxy statement. Any reference in this proxy statement to the “year” or the “fiscal year” means DLH’s fiscal year commencing October 1, 2022 to and including September 30, 2023, unless otherwise specifically indicated.

Principal Offices

The principal executive offices of DLH are presently located at Piedmont Center, 3565 Piedmont Road, NE, Bldg. 3, Suite 700, Atlanta, GA 30305. Our telephone number is (866) 952-1647.

Recommendation of the Board of Directors

The recommendations of our Board of Directors are set forth in the description of the matters to be acted on in this proxy statement. In summary, our Board of Directors recommends a vote:

•FOR the election of the eight (8) directors nominated by our Board of Directors and named in this proxy statement (see PROPOSAL 1);

•FOR the approval, by non-binding vote, of the compensation of our named executive officers (see PROPOSAL 2); and

•FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for fiscal year 2024 (see PROPOSAL 3).

With respect to any other matter that properly comes before the meeting, or any adjournment or postponement, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, they will vote
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in their own discretion. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

PROPOSAL 1
ELECTION OF THE BOARD OF DIRECTORS

General

Eight nominees are currently standing for election to the Board. Under our Amended and Restated Certificate of Incorporation, each nominee standing for election at this Annual Meeting would, if elected, serve for a term beginning on the date of election and ending at the 2025 Annual Meeting of Shareholders or until his or her earlier resignation or removal.

Nominees

Our Board of Directors currently consists of eight members elected for a term of one year and until their successors are duly elected and qualified. The names of the eight nominees for director, their current positions and offices, and tenure as a DLH director, are set forth in the table below. The election of directors will be made by a plurality of votes cast at the Annual Meeting. That means the eight nominees receiving the highest number of votes will be elected. In the absence of contrary instructions, the proxy holders intend to vote all proxies received by them in the accompanying form FOR each of the nominees for director listed below. In the event that any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board to fill the vacancy, if any. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies they receive for the nominees listed below. As of the date of this Proxy Statement, the Board is not aware of any nominee who will be unable or will decline to serve as a director. No family relationship exists between any of our nominees for election as a director and other directors or executive officers of DLH.

Information regarding the director nominees is set forth below under the heading “Business Experience of Directors and Nominees.” Each nominee, if elected, will hold office for a one-year term until the annual meeting of shareholders to be held in 2025 and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. All of the nominees are current DLH directors standing for reelection.

The Board of Directors has reviewed the qualifications of each of the nominees and based on the recommendation of the Nominating and Corporate Governance Committee, has approved submitting the following nominees listed below for election to the Board of Directors at the Annual Meeting.

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Name	Position with Company	Age	Director Continuously Since
Judith L. Bjornaas	Director	60	2023
Martin J. Delaney	Director	81	1998
Dr. Elder Granger	Director	70	2014
Dr. Frances M. Murphy	Director	69	2016
Zachary C. Parker	Director, President and Chief Executive Officer	66	2010
Frederick Wasserman	Chairman of the Board	69	2007
Austin J. Yerks III	Director	77	2012
Stephen J. Zelkowicz	Director	50	2020

Business Experience of Board of Directors and Nominees

Judith L. Bjornaas was elected to the Board of Directors in March 2023. Ms. Bjornaas is a senior finance and accounting executive with over thirty years of experience in government and commercial information technology businesses at high levels of responsibility. From November 2016 to March 2023, Ms. Bjornaas served as the Executive Vice President and Chief Financial Officer of ManTech International Corporation, a provider of mission-focused technology solutions and services for U.S. federal government agencies, which was a public company until its acquisition by The Carlyle Group in September 2022. Ms. Bjornaas joined ManTech in December 2010 as Deputy Chief Financial Officer and was appointed Chief Financial Officer in November 2016. Prior to joining ManTech, she was the chief financial officer of NCI, Inc., which was a public company that provided information technology and professional services and solutions to federal government agencies. Ms. Bjornaas holds multiple professional certifications and other memberships, including having served on the Board of Directors and Executive Committee of the Northern Virginia Chamber of Commerce, and is a past member of the Association for Corporate Growth and Women in Technology. Ms. Bjornaas received a Master in Business Administration from Marymount University and graduated with a Bachelor of Science in Business Administration from Mankato State University.

Martin J. Delaney joined the Board of Directors in July 1998. Mr. Delaney is an attorney and was a prominent healthcare executive who began his hospital management career in 1971 as an Assistant Administrator at Nassau County Medical Center. He has been a director of a large regional Health Maintenance Organization on Long Island, the Hospital Association of New York State, the Greater New York Hospital Association, and chairman of the Nassau-Suffolk Hospital Council. He has been President, CEO and a director of Winthrop University Hospital, Winthrop South Nassau University Health Care Systems, and the Long Island Health Network. He has a graduate degree in health care management from The George Washington University and a law degree from St. John’s University. He has been admitted to practice law in New York State and Federal courts. Mr. Delaney also served as an officer in the U.S. Army Medical Service Corps in the U.S. and Vietnam from 1966-1969, attaining the rank of Captain.

Dr. Elder Granger was elected to our Board of Directors in November 2014. Dr. Granger is a U.S. Army Major General (retired) and the President and Chief Executive Officer of The 5Ps LLC. Dr. Granger previously served as an advisor to DLH on its strategic advisory board from October 2011 until his election to the Board. Dr. Granger served in the U.S. Army for over 35 years and was the Deputy Director and Program Executive Officer of the TRICARE Management Activity, Office of the Assistant Secretary of Defense (Health Affairs) in Washington, D.C. from 2005 to 2009. In this role he served as the principal advisor to the Assistant Secretary of Defense (Health Affairs) on DoD health plan, policy and performance. He oversaw the acquisition, operation and integration of DoD’s managed care program within the Military Health System. Prior to joining TRICARE Management Activity, Dr. Granger led the largest U.S. and multi-national battlefield health system in our recent history while serving as Commander, Task Force 44th Medical Command and Command Surgeon for the Multinational Corps Iraq. Presently, Dr. Granger is the President and CEO of The 5Ps, LLC, a healthcare, education, and leadership consultancy he founded following his retirement from the U.S. Army. Dr. Granger received a B.S. Degree from Arkansas State University and earned his medical degree from
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University of Arkansas School of Medicine. Upon graduation from the University of Arkansas School of Medicine, he was awarded the Henry Kaiser Medical Fellowship for Medical Excellence and Leadership. Dr. Granger is board certified by the American College of Physician Executives, American Board of Medical Quality, American Board of Internal Medicine, Medical Oncology, Hematology, and holds numerous medical certifications. Additionally, Dr. Granger has earned the CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University. A National Association of Corporate Director, Certified Director and Fellow, Dr. Granger currently serves on the board of directors of Cigna Corp., since December 2018 (chair – Compliance Committee and member – Corporate Governance Committee), and Better Therapeutics, Inc. since 2021 (member – Audit Committee). He served on the board of Express Scripts Holding from 2015 until its merger with Cigna Corp. and served on the board of Cerner Corp. from November 2020 to June 2022 (member – Audit Committee and Nominating, Governance and Public Policy Committee). Dr. Granger is also a current and former advisor or member of the board of directors of additional privately-held companies and also serves on the Board of Visitors of the University of Arkansas School of Medicine.

Dr. Frances M. Murphy was elected to the Board of Directors in February 2016. Dr. Murphy is the CEO of Sigma Health Consulting, LLC, a woman-owned, veteran-owned small business, and has held this position since April 2010. Dr. Murphy is a health care executive with extensive experience in managing, operating, and transforming large health care organizations. She serves as a consultant with respect to health information technology; leadership development; healthcare management; neuroscience and mental health; women’s health; quality and safety; study design and research management; and veterans’ and military health. She is a board certified neurologist and has extensive leadership experience in public and private sector healthcare organizations. Dr. Murphy had a 20-year career working in the Department of Veterans Affairs at medical centers and in VA Central Office. She served as the Deputy Under Secretary for Health (DUSH) for Health Policy Coordination from 2002 to 2006 and as the Principal DUSH from 1999 to 2002. She retired from VA in 2007 and has served as an independent consultant since that time. Dr. Murphy is a U.S. Air Force veteran, received a M.D. from Georgetown University School of Medicine, a M.P.H. from the Uniformed Services University of Health Sciences, and a B.S. in Biology from the Nazareth College of Rochester.

Zachary C. Parker became Chief Executive Officer and President of DLH Holdings Corp. in February 2010. He has over 25 years of experience with the government services market, including DoD, holding several senior and executive management positions in addition to business development posts. His tenure includes approximately 19 years with Northrop Grumman, seven (7) years with GE Government Services (now Lockheed Martin), and three (3) and two (2) years with VSE Corporation and VT Group, respectively. Prior to joining DLH, Mr. Parker held executive positions, including President and previously Executive Vice President for Business Development, within VT Group, from March 2008 to February 2010. His executive development includes the GE Crotonville Executive Development Program and Darden Executive Leadership Program. Mr. Parker is active in both professional and community associations including serving as the Chair of the Executive Committee of the Washington DC-based Professional Services Council and has served as industry co-chair of the Government/Industry Partnership Executive council. Mr. Parker earned his bachelor’s degree from California State University, Northridge (with honors) specializing in Human Factors Engineering and has completed post-graduate studies.

Frederick Wasserman joined the Board of Directors in January 2007 and was appointed as our Chairman in July 2009. Mr. Wasserman is President of FGW Partners, LLC, a financial management consulting firm he started effective May 1, 2008. From August 2005 until December 31, 2006, Mr. Wasserman was the Chief Operating- Financial Officer for Mitchell & Ness Nostalgia Co., a privately-held manufacturer and distributor of licensed sportswear and authentic team apparel. Prior to Mitchell & Ness, Mr. Wasserman served as the President of Goebel of North America, a U.S. subsidiary of the German specialty gift maker, from 2001 to 2005. Mr. Wasserman also served as the Chief Financial Officer of Goebel North America in 2001. Mr. Wasserman began his career in the public accounting profession. He received a Bachelor of Science degree in Economics from the University of Pennsylvania’s Wharton School, and has been a Certified Public Accountant. Within the past five years, he has previously served as a director of the following companies: Marker Therapeutics, Inc. (formerly TapImmune, Inc.) from January 2016 to May 2022 (Chairman of the Board and member - Audit Committee, Nominating and Governance Committee, and Compensation Committee), MAM Software Group, Inc. from July 2007 to October 2019 (Chairman of the Board), and SMTC Corp.
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from August 2013 to April 2021 (Chair - Audit committee and member - Compensation and Management Development and Nominating Corporate Governance Committees).

Austin J. Yerks III was elected to our Board of Directors in November 2012. Mr. Yerks has served as a senior executive in the federal marketplace for over 30 years and from April 1998 to October 2011 held senior managerial positions with Computer Sciences Corporation (CSC) and from 2005 to October 2011, he was the President of CSC’s North American Public Sector-Defense and Intelligence Group, which supported its defense and intelligence clients. Prior to that, he was the President of CSC’s Federal Business Development organization, with responsibility for all business development and strategic marketing oversight for the operational business units of CSC’s Federal Sector. Before joining CSC, Mr. Yerks held senior management and marketing positions with other prominent defense companies. Presently, he is the President of AJY III Government Strategies LLC, a company he founded which provides consulting services focused on supporting strategic alliances between commercial firms and Federal agencies. From June 2013 to August 2017, Mr. Yerks served on the board of directors of NCI, Inc. (member – Audit and Nominating/Governance Committees). Mr. Yerks is a member of the board of directors for the National Defense Industrial Association and other trade associations that support the government services market. Mr. Yerks holds a Master in Business Administration from the University of Miami and a Bachelor of Science degree from the United States Military Academy at West Point. He also served ten (10) years in the U.S. Army.

Stephen J. Zelkowicz was elected to our Board of Directors in July 2020. Mr. Zelkowicz, has served as an equity research analyst at Wynnefield Capital, Inc., an investment firm specializing in small, publicly-traded companies since 1999. From August 2014 to June 2022, Mr. Zelkowicz served on the board of directors of Summer Infant, Inc. (chair – Governance and Nominating Committee and member - Compensation Committee). Mr. Zelkowicz holds a B.A. from the University of Pennsylvania and a M.B.A. from Columbia University.

Qualifications of Nominees and Directors

The following table summarizes the specific experience, qualifications, attributes or skills of the nominees for director that led our Board of Directors and Nominating and Corporate Governance Committee to conclude that such persons should serve as directors of DLH:

Directors and Nominees	Relevant Experience and Qualifications

Judith L. Bjornaas	Ms. Bjornaas possesses strong knowledge and experience in providing financial and accounting leadership to publicly traded companies that provide information technology and professional services to the Federal Government at high levels of responsibility. Her experience includes acting as a key participant in numerous acquisitions and overseeing the implementation of systems of internal control over financial reporting. Ms. Bjornaas’ background and qualifications provides the Board with important capabilities concerning the Corporation’s financial leadership and strengthens the Board’s collective qualifications, skills, and experience.

Martin J. Delaney	Mr. Delaney has extensive experience as an executive in the healthcare industry, with over 35 years of holding management positions in various capacities in healthcare businesses, including service as chief executive of a hospital. From his education and training as an attorney, Mr. Delaney provides the Board with a valuable perspective in considering various matters affecting the Company. He possesses a breadth of knowledge about our business as a result of service on our Board since 1998 and service as senior vice president during 2005.

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Dr. Elder Granger	Dr. Granger possesses extensive leadership experience in the government and healthcare sectors having achieved the rank of Major General in the U.S. Army, which included his serving as the Deputy Director and Program Executive Officer of the TRICARE Management Activity, Office of the Assistant Secretary of Defense (Health Affairs) from 2005 to 2009. Through TRICARE, Dr. Granger oversaw the acquisition, operation and integration of the Department of Defense’s managed care program within the Military Health System. Dr. Granger also served as Commander, Task Force 44th Medical Command and Command Surgeon for the Multinational Corps Iraq. Dr. Granger also possesses business experience and healthcare expertise through his healthcare, education, and leadership consultancy and holding numerous medical certifications. Through his experience, Dr. Granger possesses extensive executive leadership qualities and knowledge about the markets in which we compete.

Dr. Frances M. Murphy	Dr. Murphy possesses extensive leadership experience in the government and healthcare sectors having served in leadership capacities at the Department of Veterans Affairs, including holding the positions of Deputy Under Secretary for Health (DUSH) for Health Policy Coordination from 2002 to 2006 and as the Principal DUSH from 1999 to 2002. As Principal DUSH, Dr. Murphy served as the chief operating officer for VA’s integrated healthcare system and managed a $25 billion budget. In her government and independent professional career, Dr. Murphy has developed significant experience in managing and operating large health care organizations and expertise about the markets in which the Company competes. Dr. Murphy’s background brings an important capability to the Board and strengthens the Board’s collective qualifications, skills, and experience.

Zachary C. Parker	Mr. Parker is our President and Chief Executive Officer and has extensive executive experience in the government services industry. As a result of his position as our President and Chief Executive Officer, he has a deep understanding of our operations and strategy and his prior executive experience provides him with significant knowledge of the government services industry.

Frederick Wasserman	Mr. Wasserman has significant business, accounting and financial experience arising from service as Chief Financial Officer and executive officer of Mitchell & Ness Nostalgia Co., Goebel of North American and Papel Giftware as well as 13 years of experience in the public accounting profession. From his experience serving on the boards of numerous companies, including Allied Defense Group, Inc., a government vendor, Mr. Wasserman provides the Company with meaningful management and corporate governance expertise. He possesses a breadth of knowledge about our business as a result of service on our Board since 2007.

Austin J. Yerks III	Mr. Yerks possesses extensive experience in the government services industry, having served as a senior executive of Computer Sciences Corp. for approximately 12 years and a combined three (3) decade career in the federal marketplace. Mr. Yerks is a current or former board member of a number of trade associations that support the government services market and also served for ten (10) years in the U.S. Army. Through his experience, Mr. Yerks possesses significant expertise about the markets in which we compete and as a Board member will be able to provide us with the benefits of such knowledge.

Stephen J. Zelkowicz	Mr. Zelkowicz possesses meaningful experience and expertise in the capital markets through his over 20 years of experience as an investment analyst. He brings to our Board his experience in the capital markets and his background adds an important capability to the Board, and strengthens the Board’s collective qualifications, skills, and experience.

CORPORATE GOVERNANCE

Meetings of the Board of Directors; Independence and Committees

During the fiscal year ended September 30, 2023, the Board of Directors met on 11 occasions. No member of the Board or any committee failed to attend at least, or participated in fewer than, 75% of the meetings of the Board or of a committee on which such member serves. During all the regularly scheduled meetings in fiscal year 2023, the Board of
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Directors met in executive session where only the independent directors were present without any members of management.

The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s board of directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. The Nominating and Corporate Governance Committee annually reviews the independence of all directors and nominees for director, including relevant transactions or relationships between each director and nominee, or any of his or her family members or affiliates. The Nominating and Corporate Governance Committee reports its findings to the full Board. Based on the foregoing, the Board has affirmatively determined that each of our current directors, other than Zachary C. Parker, who serves as our President and Chief Executive Officer, are independent directors under the applicable guidelines noted above. As a result, each of Ms. Bjornaas, Mr. Delaney, Dr. Granger, Dr. Murphy, Mr. Wasserman, Mr. Yerks, and Mr. Zelkowicz is deemed to be “independent” as that term is defined under the rules of the Nasdaq Stock Market.

The Board of Directors currently has four (4) committees: the Audit Committee, the Management Resources and Compensation Committee, the Nominating and Corporate Governance Committee, and the Cyber, Technology and Biomedical Research Committee. All of the members of our Audit, Nominating and Corporate Governance and Management Resources and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Further, the members of the Cyber, Technology and Biomedical Research Committee are also independent. Each of these committees has a written charter approved by the Board of Directors. All of the charters of these Board committees, as well as the Company’s corporate governance guidelines, are available on the Company’s website, www.dlhcorp.com (click on “Investors,” then on “Governance”).

For the fiscal year ended September 30, 2023, a general description of the duties of these committees, their members and number of times each committee met are as follows:

Audit Committee. A copy of the Audit Committee’s amended and restated charter may be viewed on our website at www.dlhcorp.com. Our Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm; and (iv) retain and terminate our independent registered public accounting firm. The members of the Audit Committee as of the end of the 2023 fiscal year were, and currently are, Mr. Delaney (Chair), Ms. Bjornaas, Mr. Wasserman, and Mr. Zelkowicz. Ms. Bjornaas is designated as our audit committee financial expert. All of the members of our Audit Committee are “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2023, the Audit Committee met on 10 occasions.

Management Resources and Compensation Committee. The charter governing the activities of the Management Resources and Compensation Committee (sometimes referred to as the “Compensation Committee”) may be viewed online on our website at www.dlhcorp.com. The Management Resources and Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. As of the end of the 2023 fiscal year, the members of the Management Resources and Compensation
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Committee were, and currently are, Mr. Zelkowicz (Chair), Dr. Granger, Dr. Murphy, and Mr. Yerks. At all times members of the Management Resources and Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2023, this committee met on 9 occasions and acted on unanimous written consent on 3 occasions.

Nominating and Corporate Governance Committee. The charter governing the activities of the Nominating and Corporate Governance Committee may be viewed online on our website at www.dlhcorp.com. Pursuant to its charter, the Nominating and Corporate Governance Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating and Corporate Governance Committee’s functions also include the review of all candidates for a position on the Board of Directors, including existing directors for re-nomination, and reporting its findings with recommendations to the Board. The Nominating and Corporate Governance Committee solicits candidates on behalf of DLH to fill any vacancy on the Board. In addition, the Nominating and Corporate Governance Committee oversees the risks associated with ESG matters. The members of the Nominating and Corporate Governance Committee as of the end of the 2023 fiscal year were, and currently are, Mr. Yerks (Chair), Mr. Delaney, and Dr. Murphy, each of whom satisfies the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended September 30, 2023, this committee met on 2 occasions.

Cyber, Technology and Biomedical Research Committee. The Board of Directors established the Cyber, Technology and Biomedical Research Committee during the 2022 fiscal year. The committee was originally named the Cyber, Technology and Medical Research Committee. The charter governing the activities of this committee may be viewed online on our website at www.dlhcorp.com. The Cyber, Technology and Biomedical Research Committee assists the Board of Directors in fulfilling its responsibility to oversee the Company's strategic IT investments and its risk management efforts pertaining to cyber-security and related exposures and reviews the Company's approach to identifying, developing and integrating technology and innovation consistent with the Company's business plans. The Cyber, Technology and Biomedical Research Committee meets regularly with our executive leadership and senior management teams with respect to the Company's cybersecurity, information technology, and medical operations. The members of the Cyber, Technology and Biomedical Research Committee are Dr. Granger (Chair) and Dr. Murphy. The Cyber, Technology and Biomedical Research Committee met on 2 occasions during the 2023 fiscal year.

Corporate Governance

Board Leadership Structure

We have separated the positions of chairman of the board and chief executive officer consistent with the view of the Board that such a structure is the most appropriate for us based on the size of the Board as well as the experience of the applicable individuals, the current business environment of our Company or other relevant factors. Further, the Board believes that the separation of the positions of chief executive officer and chairman of the board strengthens its governance structure, fosters clear accountability and enhances alignment on corporate strategy. We will continue to review this structure from time to time in accordance with the needs of the Company.

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Board’s Role in Oversight of Risk

The Board of Directors does not have a separate risk oversight body but rather manages risk directly and through its committees. In particular, the Board of Directors meets regularly with and is updated by our executive officers on areas of material risk to the Company, including strategic planning and financial, regulatory, legal and operational updates. These reports are provided in connection with every regular Board meeting and are discussed, as necessary, at the meeting. The Board of Directors is also routinely informed of developments that affect our risk profile and those that are material to other aspects of our business. Further, significant transactions and decisions require approval by the Board of Directors, or the appropriate Board committee. The Board of Directors mitigates risks through discussing with management the appropriate level of risk for the Company and evaluating the risk information received from management. These risks include financial, technological, competitive, and operational risks.

Further, the Audit Committee receives updates from senior management and assesses risk in satisfaction of their risk management role in accordance with the Audit Committee charter. Our Audit Committee charter provides that the Audit Committee is responsible for monitoring material financial and operating risks of the Company, including monitoring of our internal control over financial reporting and disclosure controls and procedures. On a quarterly basis, management reports to the Audit Committee regarding our various risk areas. The Audit Committee meets regularly with management and our independent registered public accounting firm and addresses risks as the Audit Committee deems appropriate. In addition, each of the other committees of the Board of Directors considers risks within its area of responsibility, as follows. Our Management Resources and Compensation Committee considers risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally. The Management Resources and Compensation Committee’s responsibilities include annually reviewing and approving corporate goals and objectives relevant to our Chief Executive Officer’s and our other executive officers’ compensation, making recommendations with respect to the compensation of our executive officers, and reviewing our compensation policies and procedures in general. The Nominating and Corporate Governance Committee oversees risks associated with governance, corporate responsibility and other ESG risks, including, the independence of the Board and potential conflicts of interest. The Cyber, Technology and Biomedical Research Committee was established to assist the Board in overseeing the company’s risk posture as it relates to technology development and application activities and information security and related exposures. As a government contractor and a provider of information technology services, we are entrusted with highly sensitive information, and must implement safeguards to withstand unauthorized attempts to compromise this information through cyberattacks and other information security risks. Management provides our Board and this Committee with regular updates about our cybersecurity and related risk exposures, our policies and procedures to mitigate such exposures and the status of projects to strengthen our information security infrastructure and defend against and respond to threats. We also conduct periodic assessments to test our cybersecurity controls and continually evaluate our policies and procedures regarding our handling and control of personal data and the systems we have in place to help protect us from cybersecurity or personal data breaches.

Nominating Matters

Our Nominating and Corporate Governance Committee considers candidates for election to our Board of Directors, whether recommended by security holders or otherwise, in accordance with the following criteria. The Nominating and Corporate Governance Committee applies the following general criteria to all candidates:

•Nominees shall have a reputation for integrity, honesty and adherence to high ethical standards.

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•Nominees should have demonstrated business acumen, experience and the ability to exercise sound judgment in matters that relate to current and long-term objectives of the Company and should be willing and able to contribute positively to our decision making process.

•Nominees should have a commitment to understand the Company and its industries and to regularly attend and participate in meetings of the Board and its committees.

•Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all shareholders.

•Nominees should not have, nor appear to have, a conflict of interest that would impair the nominees’ ability to represent the interests of all the Company’s shareholders and to fulfill the responsibilities of a director.

•Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, disability or any other basis proscribed by applicable law.

The re-nomination of existing directors is not to be viewed as automatic, but is based on continuing qualification under the various criteria set forth above. In addition, the Nominating and Corporate Governance Committee considers the existing director’s performance on the Board and any committee thereof. The Nominating and Corporate Governance Committee also considers the backgrounds and qualifications of the directors considered as a group. Although the Company does not have a formal policy with regard to the consideration of diversity in identifying nominees, the Nominating and Corporate Governance Committee will consider whether the candidate assists in achieving a mix of members that represents a diversity of background and experience, including with respect to age, gender, international background, race and specialized experience. Accordingly, the Nominating and Corporate Governance Committee strives to ensure that the Board, when taken as a whole, provides a significant breadth of experience, knowledge and abilities that shall assist the Board in fulfilling its responsibilities. Nominees for the Board of Directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The Nominating and Corporate Governance Committee may from time to time review the appropriate skills and characteristics required of Board members, including such factors as business experience, diversity, personal skills in finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating potential candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time. All of the nominees are current DLH directors standing for reelection.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Nominating and Corporate Governance Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which such notice of the
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date of such meeting was mailed a public announcement of the date of such meeting was first made by the Company. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the general criteria specified in our Amended and Restated By-laws for consideration as a candidate.

Additional Criteria for Notice of Shareholder Nominees

In accordance with our Amended and Restated By-Laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company in accordance with the terms described in the preceding paragraph. Each shareholder’s notice shall set forth for each nominee all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 and pursuant to the Company’s Amended and Restated By-laws, including such person’s written consent to being named as a nominee and to serving as a director if elected, as well as whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company and a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder. Further, the notice shall include as to the shareholder giving notice all information required to be disclosed by the shareholder under Regulation 14A under the Exchange Act, including: (i) the name and address of the shareholder; (ii) the class or series and number of shares of the Company which are, directly or indirectly, owned by such shareholder, as well as any derivative positions held by such shareholder; (iii) any proxy, arrangement, or relationship pursuant to which such shareholder has a right, directly or indirectly, to vote any shares of any security of the Company; (iv) any hedging or similar transactions in securities of the Company directly or indirectly owned by such shareholder; (v) a description of any agreement, arrangement or understanding with respect to the proposal; and (vi) a statement whether either such shareholder intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

Shareholder Communications with the Board

Any shareholder may communicate with the Board of Directors in writing through the Company’s Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating and Corporate Governance Committee of the Board of Directors (which is comprised of independent directors).

Attendance at Annual Meetings

All of the nominees for directors being voted upon at the annual meeting are directors standing for re-election. Except in the event of unexpected or unusual circumstances, all nominees and other directors are expected to be present at the annual meeting of shareholders. During the annual meeting of shareholders held on March 9, 2023, all of our then current directors were in attendance.
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Management Resources and Compensation Committee Interlocks

Dr. Frances M. Murphy, Dr. Elder Granger, Mr. Austin J. Yerks III and Mr. Stephen J. Zelkowicz served on the Management Resources and Compensation Committee as of the end of the fiscal year ended September 30, 2023. There are no interlocks between our directors and directors of other companies.

Code of Ethics and Business Conduct

We have adopted a written code of business conduct and ethics, which applies to our principal executive officer, principal financial or accounting officer or person serving similar functions and all of our other employees and members of our Board of Directors. Our Code of Ethics can be found posted on our Corporate Governance web page at  www.dlhcorp.com and provides employees with a confidential method of reporting suspected violations. A printed copy is available, without charge, to any shareholder upon written request to the Secretary of the Company, at addressed to the Company’s headquarters at 3565 Piedmont Road, NE, Bldg. 3, Suite 700, Atlanta, GA 30305. Any amendment or waiver of our code of ethics required to be disclosed under the Exchange Act will be reflected on our corporate website.

Compensation Recovery Policy

Effective November 14, 2023, we adopted a compensation recovery policy (the “Clawback Policy”) in accordance with the listing standards and rules of the Nasdaq Stock Market, that requires the Board to recoup excess compensation paid to our executive officers as a result of a financial statement restatement, regardless of any misconduct, fault or illegal activity on the part of the executive officer. The Clawback Policy applies in the case of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws. The Clawback Policy applies to all incentive-based compensation, which is any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure, received by our executive officers.

Anti-Hedging and Anti-Pledging Policies

    The Company’s Insider Trading Policy prohibits directors, officers and key employees from selling short or purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds), or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of DLH’s securities. It also prohibits those parties from pledging DLH securities.

Board Stock Ownership Guidelines

The Board believes that its members should be incentivized to focus on the Company’s long-term shareholder value. As such, in fiscal 2023 the Board adopted a Board member stock ownership policy establishing, as a guideline, that non-employee members of the Board are expected to own shares of Company common stock valued at five (5) times such director’s annual cash retainer for Board service, which may include shares of restricted stock granted as part of our Board compensation program. Such ownership level is to be achieved over a period of five (5) years after becoming a member of the Board or five (5) years from the adoption of these guidelines. The guidelines provide that directors are expected to maintain this ownership level for as long as such person remains a non-employee director. As of the Record Date, each of our non-employee directors either met these stock ownership guidelines or is expected to meet the ownership guidelines within the specified time period.
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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own, directly or indirectly, more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities we issue. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such reports filed with the SEC and of written representations by certain officers and directors, we believe that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during the fiscal year ended September 30, 2023.

Procedures for Determining Executive and Director Compensation

As described above, the Compensation Committee, among other things, assists our Board of Directors in the discharge of its responsibilities with respect to compensation of our executive officers and non-employee directors. In accordance with its charter, the Compensation Committee has the following duties and responsibilities:

•To determine the amount, form and terms of compensation of our Chief Executive Officer and other executive officers, and to take such action, and to direct us to take such action, as it deems necessary or advisable to compensate our Chief Executive Officer and other executive officers in a manner consistent with its determinations, and shall deliberate and vote on all such actions outside the presence of our Chief Executive Officer and other officers.

•To review, at least annually, the performance of our Chief Executive Officer and other executive officers, giving consideration to goals and objectives established for such performance, and, in light of such review, determining each officer’s compensation.

•In accordance with its charter, the Compensation Committee has authority to establish our general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices.

•In addition, it has authority to administer our equity compensation programs, including without limitation to recommend the adoption of such plans, to recommend the reservation of shares of our common stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards, including any such awards to our Chief Executive Officer and other officers.

•With respect to non-employee director compensation, the Compensation Committee reviews such compensation practices and policies and makes recommendations to our Board of Directors as to the amount, form and terms of non-employee director compensation.

In determining its compensation programs and making compensation decisions for our executives, the Compensation Committee, from time to time, reviews general information regarding the compensation practices of other companies, including some that may compete with us for the services of its executives and employees and that information is a factor used by the Compensation Committee in its decisions and in its general oversight of compensation practices. In addition, in developing its understanding of the Company’s position within the marketplace for management talent and to assist it in making decisions to enable us to attract and retain a strong management team, the Compensation Committee reviews national compensation survey data, peer financial performance and compensation information, the
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Company’s financial performance both against its internal financial targets and its designated peer group, and internal compensation comparability among senior executives. However, it does not use that information to generate specific compensation amounts or targets. Instead, in each compensation decision, the committee exercises its business judgment regarding the appropriateness of types and amounts of compensation in light of the value to the company of specific individuals.

During fiscal 2022, the Compensation Committee retained Korn Ferry International (“Korn Ferry”), an independent consulting firm, to assist it in its evaluation of compensation decisions for our named executive officers and non-employee directors for the 2023 fiscal year. Korn Ferry conducted analyses and provided information to the Compensation Committee to assist it in determining whether the Company’s executive compensation programs are reasonable and consistent with competitive practices. The Compensation Committee considered these analyses along with its independent assessment of general market data, as it determined the compensation arrangements for our named executive officers and non-employee directors for fiscal 2023. In addition, the Compensation Committee reviewed the independence of Korn Ferry in light of SEC rules and concluded that its work for the Compensation Committee was independent and did not raise any conflict of interest. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the compensation consultant and the Company provided appropriate funding for payment of reasonable compensation to the consultant retained by the Compensation Committee. Additional information concerning the Compensation Committee’s procedures in determining executive compensation is set forth below under the caption “Executive Compensation – Determination of Executive Compensation”.

Director Compensation

The Compensation Committee evaluates the compensation and form of compensation for non-employee directors annually. As a part of this process, the Compensation Committee reviews general market data for director compensation as well as director compensation data from the Company’s peer group, the same group used for our executive compensation review, including cash compensation, equity compensation and stock ownership requirements. The Compensation Committee also considered input from the third-party compensation consultant it retained regarding market practices for director compensation. Generally, the Compensation Committee intends to set director compensation levels at or near the market median relative to directors at companies of comparable size, industry, and scope of operations in order to ensure directors are paid competitively for their time commitment and responsibilities. As a result, non-employee director compensation generally approximates the market median and is periodically adjusted to maintain alignment with market practices. The Compensation Committee intends to continue to conduct director compensation reviews annually. Based on the Compensation Committee’s evaluation of the compensation arrangements for our non-employee directors, including the input received from its independent compensation consultant, the compensation arrangements for our non-employee directors for the 2023 fiscal year are as described below.

For the fiscal year ended September 30, 2023, our non-executive directors were compensated as follows:

•the annual fee for service on the board of directors for non-employee directors was $60,000;

•the annual fee payable to the Chairman of the Board for service in such capacity was $21,000;

•the annual fee payable to the Chair of the audit committee for service in such capacity was $18,000;

•the annual fee payable to the Chair of the compensation committee for service in such capacity was $15,000;

•the annual fee payable to the Chair of the nominating and corporate governance committee was $12,000;

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•the annual fee payable to the Chair of the cyber, technology and biomedical research committee was $15,000;

•an annual fee payable to members (other than the chair) of our audit committee for service on such committee of $7,500;

•an annual fee payable to members (other than the chair) of our management resources and compensation committee, nominating and corporate governance committee, and cyber, technology and biomedical research committee for service on such committees of $5,000;

•each non-executive director, other than our Chairman, was granted, under our 2016 Omnibus Equity Incentive Plan (the “2016 Plan”), restricted stock units (“RSUs”) with an aggregate value of $100,000, and our Chairman was granted a RSU with an aggregate value of $118,000. The number of RSUs to be granted are determined by reference to the fair market value of the Company’s common stock (as determined under the 2016 Plan) on the grant date. The RSUs were granted as of October 1, 2022 and entitle the holder to receive an equivalent number of shares of our common stock upon vesting. These RSUs cliff-vested on September 30, 2023. Thereafter, RSUs will be granted annually on October 1 and will vest in full on September 30 of the year following the grant date, subject to acceleration as described below. Generally, upon termination of a director’s Board membership, all unvested RSUs are forfeited. However, the vesting of any unvested RSUs will accelerate upon a director’s death or disability or upon the occurrence of a change in control (as defined in the 2016 Plan); and

•reasonable and customary expenses incurred in attending Board and committee meetings are reimbursable.

Summary of Non-Executive Director Compensation

A summary of the compensation paid to our non-executive directors for the fiscal year ended September 30, 2023, is as follows:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Judith L. Bjornaas	$33,750	$—	$—	$—	$—	$—	$33,750
Martin J. Delaney	$83,000	$100,000	$—	$—	$—	$—	$183,000
Elder Granger	$80,000	$100,000	$—	$—	$—	$—	$180,000
Frances M. Murphy	$80,000	$100,000	$—	$—	$—	$—	$180,000
Frederick G. Wasserman	$88,500	$118,000	$—	$—	$—	$—	$206,500
Austin J. Yerks III	$77,000	$100,000	$—	$—	$—	$—	$177,000
Stephen J. Zelkowicz	$77,500	$100,000	$—	$—	$—	$—	$177,500

(1)“Stock Awards” reflect the portion of restricted stock grants awarded to non-employee directors under the Company’s 2016 Omnibus Equity Incentive Plan that was recognized by the Company as a compensation expense in fiscal year 2023 in accordance
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with FASB Accounting Standards Codification Topic 718: Compensation-Stock Compensation. The grant date fair value per share is the closing price for the Company’s stock on the grant date. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended September 30, 2023. On October 1, 2022, we granted 8,150 RSUs to each of our non-executive directors and 9,617 RSUs to the chairman of our board. The closing price of our common stock on such date was $12.27. As of September 30, 2023, the outstanding number of restricted stock awards and shares issued under RSU grants held by our non-employee directors was: Ms. Bjornaas - 0; Mr. Delaney - 195,134; Dr. Granger – 109,158; Dr. Murphy – 99,391; Mr. Wasserman - 186,042; Mr. Yerks – 144,391; and Mr. Zelkowicz - 24,366. Excludes RSUs granted to our non-executive directors on October 1, 2023. On such date we granted a total of 61,525 RSUs to our non-executive directors as follows: Ms. Bjornaas - 8,569; Mr. Delaney - 8,569; Dr. Granger - 8,569; Dr. Murphy – 8,569; Mr. Wasserman - 10,111; Mr. Yerks – 8,569; and Mr. Zelkowicz - 8,569. Such RSUs were granted under the 2016 Plan, will cliff-vest on September 30, 2024, and are otherwise on terms substantially similar to the RSUs granted October 1, 2022.

Board Diversity

In August 2021, the SEC approved a Nasdaq Stock Market proposal to adopt new listing rules relating to board diversity and disclosure. As approved by the SEC, the new Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also require most Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. In this regard, Dr. Murphy and Ms. Bjornaas are female and Dr. Granger and Mr. Parker are African-American. Accordingly, the Company is in compliance with Nasdaq’s diversity requirement. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq rules.

Board Diversity Matrix (as of January 29, 2024)
Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6	0	0
Part II: Demographic Background
African American or Black	0	2	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

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Report of the Audit Committee of the Board of Directors

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market, and operates under a written charter. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent registered public accounting firm, WithumSmith+Brown, PC, is responsible for expressing an opinion as to the conformity of our audited financial statements with United States generally accepted accounting principles and rendering an opinion on the effectiveness of our internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee:

•Reviewed and discussed the audited financial statements with DLH’s management and its independent registered public accounting firm;

•reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States, their judgments as to the Company’s accounting principles and including the matters required to be discussed with the Audit Committee pursuant to the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;

•received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the auditors’ communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm their independence;

•discussed with management its assessment of the effectiveness of internal control over financial reporting and has discussed with and the independent registered public accountants its opinion as to the effectiveness of our internal control over financial reporting;

•reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks; and

•recommended to the Board of Directors of DLH, on the basis of the foregoing statements, that the audited financial statements be included in DLH’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023 for filing with the SEC.

The Audit Committee:
Martin J. Delaney, Chair, Judith L. Bjornaas, Frederick Wasserman, and Stephen J. Zelkowicz

The presentation of this report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” with the SEC or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof, except to the extent we specifically incorporate this report by reference therein.

Information about our Executive Officers

Set forth below is information regarding each of our executive officers as of the Record Date. Further information about Mr. Parker is presented above under the heading “Business Experience of Board of Directors and Nominees.”
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Name	Age	Position
Zachary C. Parker	66	President, Chief Executive Officer and Director
Kathryn M. JohnBull	64	Chief Financial Officer
G. Maliek Ferebee	45	Chief Human Resources Officer

Kathryn M. JohnBull was named Chief Financial Officer on June 25, 2012. She has over 25 years of experience within the government services market, principally with publicly-traded companies which experienced substantial organic and acquisitive growth. From January 2008 to June 2012, Ms. JohnBull was a senior financial executive with QinetiQ North America, serving in both corporate and operating group roles, including as Senior Vice President-Finance for its overall operations. From August 2002 to December 2007, Ms. JohnBull served as Operations Segment Chief Financial Officer for MAXIMUS, Inc., a publicly-traded provider of business process outsourcing, consulting and systems solutions. Prior industry positions, with emphasis on tax and treasury, were with BDM International, Inc. and United Defense. Ms. JohnBull has been a certified public accountant and from 1985 to 1988 was with Arthur Andersen & Company as a tax manager and staff member. Ms. JohnBull received a Bachelor of Business Administration, summa cum laude, from the University of Tulsa.

G. Maliek Ferebee was named as our Chief Human Resources Officer on November 8, 2021. Mr. Ferebee has over a decade of experience as a human resources executive. Prior to joining DLH, from November 2016 through October 2021, Mr. Ferebee served as Chief Human Capital Officer at Alion Science and Technology, where he created talent strategy and managed the human capital infrastructure to support a diverse workforce of over 3,200 employees. In this role he managed the personnel aspects of an acquisition and successful integration. Previously, he was the Vice President, Human Resources at AECOM from November 2007 to June 2016. He has also held positions at Global Support Services Group and QinetiQ NA Mission Solutions. Mr. Ferebee holds a Bachelor of Arts from the University of Maryland, College Park.

Vote Required and Board Recommendation

    The election of directors requires a plurality of the votes cast at the Annual Meeting. "Plurality" means that the nominees who receive the largest number of votes cast "for" such nominee are elected as directors. As a result, the eight (8) nominees receiving the most "FOR" votes will be elected. The Board of Directors recommends that you vote FOR the eight (8) nominees for election to the Board of Directors as described in this Proposal 1.

PROPOSAL 2
ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our shareholders.
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The “Executive Compensation” section of this proxy statement describes in detail our executive compensation programs and the decisions made by the Management Resources and Compensation Committee with respect to the fiscal year ended September 30, 2023. As we describe in this section of the proxy statement, our executive compensation program incorporates a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our shareholders. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Our Board of Directors is asking shareholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the disclosure under “Executive Compensation”, the compensation tables and accompanying narrative disclosure, and any related material disclosed in this proxy statement, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not overrule any decision by the Company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Management Resources and Compensation Committee and Board of Directors value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Section 14A of the Exchange Act also requires that shareholders have the opportunity, at least once every six years, to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two, or three years. At our Annual Meeting of Shareholders held on March 21, 2019, our shareholders indicated their preference for an advisory vote on the compensation of our named executive officers to be held annually, which annual frequency was also the recommendation of our Board. Our Board confirmed that we will hold an advisory vote on the compensation of our named executive officers on an annual basis until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency for such votes is in the best interests of our shareholders.

Vote Required and Board Recommendation

On this non-binding matter, the affirmative vote of at least a majority of the votes cast at the annual meeting is required to approve this Proposal 2. The Board of Directors believes that voting FOR the compensation of our named executive officers is in the best interest of the Company and the best interests of our shareholders, and therefore, recommends a vote FOR this proposal.

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PROPOSAL 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

WithumSmith+Brown, PC has served as our independent registered public accounting firm since July 2007. The Audit Committee of our Board of Directors has selected WithumSmith+Brown, PC as our independent registered public accountants for the fiscal year ending September 30, 2024, and has directed that management submit the selection of WithumSmith+Brown, PC as our independent registered public accounting firm for ratification by the shareholders at the annual meeting. Shareholder ratification of the selection of our independent registered public accounting firm is not required by our bylaws, New Jersey corporate law or otherwise. The Board of Directors has elected to seek such ratification as a matter of good corporate practice. Should the shareholders fail to ratify the selection of WithumSmith+Brown, PC as our independent registered public accounting firm, the Audit Committee will reconsider whether to retain that firm for fiscal 2024. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our shareholders and the Company. Representatives of WithumSmith+Brown, PC are expected to be present in person at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services

The Audit Committee of the Board of Directors of DLH has selected WithumSmith+Brown, PC as its independent registered public accounting firm for the current fiscal year. During fiscal 2023, the audit services that WithumSmith+Brown, PC provided consisted of examination of financial statements, services relative to filings with the SEC, and consultation in regard to various accounting matters. The following table presents the total fees for professional audit and non-audit services rendered by our independent registered public accounting firm for the fiscal years ended September 30, 2023 and 2022, and fees for other services rendered by our independent registered public accounting firm during those periods.

	Year Ended September 30,
	2023	2022
Audit Fees (1)	$997,950	$706,250
Audit-Related Fees (2)	$47,700	$43,500
Tax Fees (3)	$—	$—
All Other Fees (4)	$—	$—
Total	$1,045,650	$749,750

(1)    “Audit Fees” consist of fees for professional services rendered for the audit of the Company’s annual financial statements (including, the audit of internal control over financial reporting), review of the interim financial statements included in quarterly reports, and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings, including registration statements filed with the Securities and Exchange Commission.

(2)    “Audit-Related Fees” consist of fees for services that are traditionally performed by the independent registered public accounting firm, including fees billed or accrued primarily for employee benefit plan audits and other attestation services.

(3)    “Tax Fees” consist of fees for professional services rendered for tax compliance, tax advice and tax planning.

(4)    “All Other Fees” consist of fees for those services not captured in the audit, audit-related and tax categories. The Company generally does not request such services from the independent auditors.
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Our Audit Committee has determined that the services provided by our independent registered public accounting firm and the fees paid to them for such services has not compromised the independence of our independent registered public accounting firm.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year for each of four categories of services provided by the independent registered public accounting firm to the Audit Committee for approval. The four categories of services provided by the independent registered public accounting firm are as defined in the footnotes to the fee table set forth above. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent registered public accounting firm. Prior to the engagement of the independent registered public accounting firm, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent registered public accounting firm and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the votes cast at the annual meeting is required for the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for our 2024 fiscal year. The Board of Directors recommends that you vote FOR the ratification of WithumSmith+Brown, PC as our independent registered public accounting firm for our 2024 fiscal year as described in this Proposal 3.

EXECUTIVE COMPENSATION

This section provides information, in tabular and narrative formats specified in applicable SEC rules, regarding the amounts of compensation paid to each of our named executive officers and related information. As a smaller reporting company, we are presenting such information in accordance with the scaled disclosure requirements permitted under applicable SEC regulations.

Executive Summary

The Management Resources and Compensation Committee (the “Compensation Committee”) reviews and establishes the compensation of our executive officers, including the named executive officers, and provides oversight of our compensation programs. The Compensation Committee consists entirely of non-employee, independent members of our Board of Directors and operates under a written charter approved by the Board of Directors.

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As we are a smaller reporting company under applicable SEC rules, pursuant to Item 402(m) of Regulation S-K we are reporting as our named executive officers, or NEOs, for fiscal 2023, the following individuals whose compensation is set forth below in the Summary Compensation Table and subsequent compensation tables:

•Zachary C. Parker, Chief Executive Officer
•Kathryn M. JohnBull, Chief Financial Officer
•G. Maliek Ferebee, Chief Human Resources Officer
Compensation Objectives and Elements of Executive Compensation

The Board, through the Compensation Committee, annually reviews the manner in which it implements our compensation policies in connection with our executives. Our policies will continue to be designed to align the interests of our executives and senior management with the long-term interests of the shareholders. The primary objectives of our executive compensation program are to:

•Provide competitive total compensation opportunities that are consistent with opportunities provided to executives at comparable companies;
•Tie compensation to performance by ensuring that our executives’ total compensation levels vary based on both our short-term financial performance and growth in shareholder value over time;
•Focus and motivate executives on the achievement of defined objectives; and
•Reward executives in accordance with their relative contributions to achieving strategic goals and key corporate objectives.

In designing and administering our executive compensation program, we attempt to strike an appropriate balance among these objectives. Our executive compensation programs consist of three principal elements:

•Base salary compensation;
•Short-term incentive compensation (consisting of cash bonuses); and
•Long-term incentive compensation (consisting of equity-based awards under the 2016 Omnibus Equity Incentive Plan, and generally awarded either in the form of stock options or performance restricted stock units, including a mix of performance-based awards and time-based awards with a multi-year vesting period).

We believe that short-term annual cash incentive compensation should be tied directly to both corporate performance and individual performance for the fiscal year, including the achievement of identified goals as they pertain to the areas of our operations for which the executive officer is personally responsible and accountable and other strategic objectives that will grow long-term shareholder value. Under our program, performance above targeted standards results in increased total compensation, and performance below targeted standards results in decreased total compensation. These components of executive compensation are used together to achieve an appropriate balance between cash and equity compensation and between short-term and long-term incentives. Through the performance criteria embedded in both our short-term incentive programs and long-term awards, a significant portion of each executive officer’s total compensation is at risk, tied both to our annual and long-term performance as well as to the creation of shareholder value.

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Determination of Executive Compensation

The Compensation Committee regularly reviews our executive compensation program and its elements. All decisions by the Compensation Committee relating to the compensation of our executive officers are reported to the full board of directors. In determining the compensation of our executive officers, the Compensation Committee evaluates the elements of the compensation program, including the mix of salary, cash bonus incentive and equity incentives. Within the context of the overall objectives of our compensation program, the Compensation Committee determined the specific amounts of compensation to be paid to each of our executives during fiscal 2023 based on several factors, including the following:

•Financial and operating performance, measured by attainment of specific objectives including revenue growth, EBITDA growth and new business awards;

•Duties, responsibilities and performance of each executive officer, including the achievement of identified goals for the year as they pertain to the areas of our operations for which the executive is personally responsible and accountable;

•Internal pay equity considerations;

•Comparative industry market data to assess compensation competitiveness.

•The individual experience and skills of, and expected contributions from, our executives;

•Our executives’ historical compensation and performance at our company; and

•The contractual commitments we have made to our executives regarding compensation.

In addition, the Compensation Committee considered recommendations made by the Board with respect to our Chief Executive Officer’s compensation, and recommendations from the Chief Executive Officer as well as the Board with respect to determinations of compensation paid to the other executive officers. Our senior management generally applies a similar philosophy and similar policies to determine the compensation of officers and managers who are not executive officers and reports to the Compensation Committee regarding these matters. Further, members of management may provide information to the Compensation Committee that it believes will be helpful to the Compensation Committee in discussing these matters.

Say-on-Pay

The Compensation Committee monitors the results of the annual advisory “say-on-pay” proposal and considers those results as one element in connection with the discharge of its responsibilities. Beginning in 2013, we gave our shareholders an opportunity to provide feedback on our executive compensation program and related proxy disclosure through an advisory vote at our annual shareholders meeting. Shareholders were asked to approve, on an advisory basis, the compensation paid to our named executive officers. A strong majority of our shareholders have indicated approval of the compensation of the named executive officers, with approximately 92% of the votes of the shares present or represented and voting on such matter cast in favor of the proposal at our 2023 annual shareholders meeting. The Compensation Committee will continue to regularly review, assess and, when appropriate, adjust our executive compensation program in response to stockholder feedback. Considering the results of the advisory vote in prior years, the Compensation Committee approached decisions regarding executive compensation policies and decisions for 2023 in a manner consistent with 2022. It is currently expected that we will continue to hold annual say-on-pay votes.

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Role of the Compensation Committee and the Compensation Consultant

During the fiscal year ended September 30, 2022, the Compensation Committee continued its engagement of Korn Ferry as its independent compensation consultant to assist it with compensation decisions concerning our named executive officers and board of directors for the 2023 fiscal year. As part of its engagement, Korn Ferry prepared reports for the Compensation Committee to assist it with its process in determining executive compensation for fiscal 2023, including to implement executive compensation programs that are reasonable, consistent with competitive practices, and appropriately designed to link compensation to our business and strategic objectives. Specifically, Korn Ferry helped to ensure that the Company’s executive compensation practices were competitive, appropriately designed, and aimed at linking executive compensation to the business and strategic objectives of the Company. Korn Ferry provided the Compensation Committee with competitive market data based on a peer group of companies that DLH competes against for products and/or services, recruits human capital from, and/or are similar in size and/or scope to the Company, and used this peer company data to advise the Compensation Committee as to best practices regarding total compensation arrangements for senior executives. The Compensation Committee considered this information in negotiating our new employment agreement with our Chief Executive Officer and in setting compensation levels for our 2023 fiscal year. In addition, during the fiscal year ended September 30, 2023, the Compensation Committee reengaged Korn Ferry to assist it with compensation decisions concerning our named executive officers for the 2024 fiscal year, including with respect to negotiating our new employment agreement with the chief financial officer. Additional information on the Compensation Committee’s processes and procedures for the consideration and determination of executive compensation is included under the caption “Corporate Governance - Procedures for Determining Executive and Director Compensation.” In its decision to engage Korn Ferry, the Compensation Committee reviewed their independence in light of SEC and Nasdaq rules and concluded that its work for the Compensation Committee was independent and did not raise any conflict of interest.

Comparative Industry Data

With respect to comparative industry data, the Compensation Committee reviews executive compensation (including the mix of base salary, bonus and equity compensation elements) and evaluates compensation structures of comparable companies, with assistance from the data generated by its compensation consultant in determining the comparatives. That group consists of public companies in the same or similar business lines as DLH as well as competitors for executive talent. For the 2023 fiscal year, the Compensation Committee evaluated the comparative industry data of the peer group that was structured and presented to it by Korn Ferry. The peer group consisted of the following companies:

• American Software, Inc. • BenefitFocus, Inc.(1) • Carecloud, Inc • Computer Programs & Systems, Inc. • Computer Task Group, Inc.(2) • CRA International Inc.	• Evolent Health, Inc. • Health Catalyst, Inc • Healthstream, Inc • Information Services Group, Inc. • Mastech Digital, Inc. • NextGen Healthcare, Inc.	• PFSweb Inc. • RCM Technologies Inc. • WidePoint Corp. • Willdan Group, Inc.
(1) Acquired in January 2023.
(2) Acquired in December 2023.

The peer group structured by Korn Ferry for fiscal 2023 modified the peer group that was previously considered by the Compensation Committee for fiscal 2022. The updated peer group structured by Korn Ferry modified the comparative industry data that was previously considered by the Compensation Committee and the following companies
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were removed from the prior comparator group: Castlight Health, Inc., CSP, Inc., Cynergistek, Inc., Diversicare Healthcare Services, Inc., MTBC, Inc., Nanthealth, Inc., and Vaso Corp.

In order to identify the peer companies above, Korn Ferry conducted an analysis with consideration of general industry survey data and our need to attract and retain a motivated team of skilled executives. The analysis considered base pay, cash bonus, long-term equity and total compensation data for DLH executives, and compared this information to the competitive market data collected from the group of peer comparators. DLH, however, has not established formal benchmarking targets or objectives for total compensation or the individual elements thereof, and actual compensation may vary significantly from that of the peer group members due to corporate and individual performance.

Summary Compensation Table

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our each of our named executive officers during the fiscal years ended September 30, 2023 and 2022:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Stock Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Zachary C. Parker,	2023	$675,000	$—	$852,728	$—	$553,734	$35,414	$2,116,876
President and Chief Executive Officer	2022	$495,700	$—	$—	$—	$594,856	$15,940	$1,106,496

Kathryn M. JohnBull,	2023	$430,000	$—	$84,918	$—	$262,011	$25,262	$802,191
Chief Financial Officer	2022	$367,411	$—	$—	$—	$330,683	$21,046	$719,140

G. Maliek Ferebee,	2023	$315,000	$35,000	$62,207	$—	$150,504	$6,309	$569,020
Chief Human Resources Officer	2022	$300,000	$75,000	$83,481	$2,410,667	$170,925	$9,202	$3,049,275

(1) “Salary” is comprised of the cash salary paid to the named executive officers during fiscal 2023 and 2022.

(2) “Stock Awards” reflect the portion of grants of restricted stock units awarded to named executive officers under the Company’s 2016 Omnibus Equity Incentive Plan that was recognized by the Company as a compensation expense in the applicable fiscal year in accordance with FASB Accounting Standards Codification Topic 718: Compensation-Stock Compensation, modified to exclude any forfeiture assumptions related to service-based vesting conditions. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023. The fair value of the Performance RSUs set forth in the table assumes vesting at the target level of performance. The amounts in this column do not reflect the value, if any, that ultimately may be realized by the executive. Values for the performance-based restricted stock units are computed based on the target number of shares. Assuming the maximum level of performance is achieved, the value of the performance-based restricted stock units reflected in this column would be as follows: Mr. Parker, $177,735; Ms. JohnBull, $84,918; and Mr. Ferebee, $62,207

(3) Reflects the dollar amount recognized for financial statement reporting purposes for the applicable fiscal years computed in accordance with FASB Accounting Standards Codification Topic 718: Compensation-Stock Compensation, and thus may include amounts from awards granted in and prior to fiscal 2023. A discussion of the methods used to calculate these values may be found in the Notes to Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2023.
(4) The amounts represent the cash performance bonuses awarded to the named executive officers, which are discussed below. Such cash awards were made to the named executive officers, subject to certain performance requirements.
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(5) “All Other Compensation” consists of compensation received from employer matching contributions to the Company’s 401(k) Plan, long term disability insurance premiums and life insurance premiums paid by the Company for each named executive officer.

Narrative Discussion to Summary Compensation Table

Overview

The Summary Compensation Table above quantifies the amount or value of the different forms of compensation earned by or awarded to our named executive officers in fiscal 2023 and 2022 and provides a dollar amount for total compensation. Descriptions of the material terms of each named executive officer’s employment arrangements with us and related information is provided under “Employment Agreements with named executive officers” below. The agreements provide the general framework and some of the specific terms for the compensation of the named executive officers. Approval of the Compensation Committee and/or the Board of Directors is required prior to our entering into employment agreements with our executive officers or amendments to those agreements. However, many of the decisions relating to compensation for a specific year are made by the Compensation Committee and are implemented without changes to the general terms of employment set forth in those agreements.

Awards of options or shares of restricted stock were granted under our 2006 Long Term Incentive Plan, as amended (the “2006 Plan”) until the adoption, in February 2016, of our 2016 Omnibus Equity Incentive Plan (the “2016 Plan”). From and after the adoption of the 2016 Plan, all equity awards are granted under the 2016 Plan. Both plans are administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under those plans. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits. Awards granted under the 2016 Plan are generally only transferable to a beneficiary of a participant upon his or her death. However, the committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable laws.

Base Salary

Our base salary philosophy is to provide reasonable and competitive income to our named executive officers in amounts that will attract and retain individuals with a broad, proven track record of performance. The Compensation Committee approves the salaries for the executive officers. In establishing the salaries, the Compensation Committee balances the need to offer competitive salaries that will limit turnover with the need to maintain careful control of salary and benefit expenses. Individual salaries (except for the salary of the Chief Executive Officer) are recommended by the Chief Executive Officer to the Compensation Committee based on his subjective assessment in each case of the nature of the position, as well as the contribution, performance and experience of the executive officer.

Base salaries for each of our named executive officers are generally determined by the employment agreements that we have entered into with each of them; however, the Compensation Committee retains discretion to adjust annual base salary in a manner consistent with the parameters set forth in such employment agreements. For the year ended September 30, 2023, base salary paid to each of our named executive officers is as set forth in the Summary Compensation Table, above, which amounts are consistent with each officer’s employment arrangement with us. The Compensation Committee may increase base salary payable to each of our named executive officers in its discretion based on its assessment of the Company’s performance.

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Consistent with their employment arrangements, the Compensation Committee considered increases in the base salaries payable to our named executive officers for fiscal 2023 based on its review of the performance of each officer and the Company’s overall financial results. Based on its analysis of the level of total cash compensation payable to our named executive officers during fiscal 2022, the Compensation Committee approved for fiscal 2023, increases to the base salary paid to each of our named executive officers for 2023, as set forth in the table below. The base salary for our Chief Executive Officer for fiscal 2023 was determined through the negotiations between him and the Compensation Committee regarding the terms of his new employment agreement, which became effective as of October 1, 2022. The actual base salary paid to each of our named executive officers for each of fiscal 2023 and fiscal 2022 was as follows:

Executive	2023 Base Salary	2022 Base Salary	% Change
Zachary C. Parker	$675,000	$495,700	36.2%

Kathryn M. JohnBull	$430,000	$367,411	17.0%

G. Maliek Ferebee	$315,000	$300,000	5.0%

In making salary determinations for fiscal 2023, the Compensation Committee evaluated the financial and strategic contributions of the executive officers based on our overall corporate financial performance, business unit financial performance, achievements in implementing our long-term strategy, and with respect to our other named executive officers, the recommendations of the Chief Executive Officer. In addition, the Compensation Committee considered the base salaries for the Company’s named executive officers relative to the base salaries paid by the peer group companies as structured by the compensation consultant and determined that the percentage increase in the approved base salaries for 2023 was appropriate so that the compensation payable to our named executive officers would be in line with a competitive range, as the previous base salaries were not competitive with the peer group. The Compensation Committee believes that the new bases salaries are within a more reasonable competitive range. The Compensation Committee gives meaningful weight to the recommendations of the Chief Executive Officer, but the final decisions regarding executive salaries are made by the Compensation Committee, which also evaluates the analysis of the compensation consultant in considering base salary for the named executive officers. The Chief Executive Officer does not make any recommendations to the Compensation Committee regarding his own compensation.

In addition, based on its analysis of the level of total cash compensation payable to our named executive officers and the performance of the Company and our named executive officers during fiscal 2023, and following its review of the analyses provided by its independent compensation consultant, the Compensation Committee approved increases in the base salary for fiscal 2024 for our named executive officers as shown in the table below. With respect to the Chief Executive Officer, his base salary for 2024 was determined by the Compensation Committee based on its evaluation of his performance during fiscal 2023, as provided for in our employment agreement with him. With respect to the Chief Financial Officer, her base salary for 2024 was determined by the Compensation Committee in connection with its negotiations with her for her new employment agreement. The Compensation Committee also reviewed the advice and analyses provided by the compensation consultant in considering the base salary and other terms of our new employment agreement with the Chief Financial Officer.

Executive	2024 Base Salary
Zachary C. Parker	$725,000

Kathryn M. JohnBull	$500,000

G. Maliek Ferebee	$332,325

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Short-Term Performance Bonuses

The Compensation Committee may grant bonuses to our named executive officers and other employees to be identified from time to time by the Chief Executive Officer. Bonus awards available to our named executive officers are initially described in our employment agreements with such persons and may provide for the payment of a bonus that is linked to achievement of key performance objectives as approved by the Compensation Committee. The goal of this program is to reward personnel by providing further compensation based on the achievement of goals that the Compensation Committee and the Board of Directors believe correlate closely with the growth of long-term shareholder value. In addition, as an inducement, from time to time we have agreed to guarantee bonus payments in written employment agreements entered into with certain of our named executive officers. Target corporate performance metrics are approved by the Compensation Committee and are linked to the corresponding terms in our employment agreements with our named executive officers and are based on achievement of key objectives (e.g. revenue and EBITDA1 and may include other metrics, such as bookings performance targets) established by the Compensation Committee for each fiscal year. For our Chief Human Resources Officer, in addition to performance targets based on quantitative factors applicable to all of our executives, the Compensation Committee also sets performance measures based on factors specific to his areas of responsibility, such as enhancements to our diversity, equity and inclusion efforts, attrition and retention goals, and compliance performance. The Compensation Committee will also assign relative weights to different performance targets determined by it for a given period. The determination of whether the performance criteria shall have been attained shall be solely in the discretion of the Compensation Committee.

As set forth in the table below, under the employment arrangements with our named executive officers effective for fiscal 2023, each officer may receive a performance bonus calculated as a percentage of base salary for each fiscal year of employment. In each case, bonuses will be based on performance targets and other key objectives established by the Compensation Committee. Under our annual incentive program, for our Chief Executive Officer, no bonus for a given performance metric will be awarded if actual results for such metric are less than 85% of the target and no payout will exceed 150% of base salary. The threshold performance level for our other named executive officers is 90% of the target for the applicable metrics and no payout will exceed an amount of 20% above the base salary for such persons.For each 1% variance between the threshold and target, the payout amount will be reduced by 2% of base salary. In addition, for each 1% variance between target and maximum, the payout amount will be increased by 2% of base salary.

Fiscal 2023 Incentives

At the beginning of fiscal 2023, each executive officer’s individual goals were established and communicated to our named executive officers. At the conclusion of the fiscal year, the Compensation Committee considered whether the goals were met and if they were met, whether they exceeded expectations. In the case of the executives other than the Chief Executive Officer, the Compensation Committee consulted with the Chief Executive Officer in determining annual cash incentive awards. The Chief Executive Officer did not make a recommendation for his own cash incentive award. Ultimately, the final cash incentive awards were based on the Compensation Committee’s overall evaluation and assessment of the various factors and inputs described above, and made with the intention to compensate the executive officers for their accomplishments as well as to incentivize desired behaviors and outcomes in the future. Following a review of the Company’s performance for fiscal 2023, the Compensation Committee awarded cash bonuses to our named executive officers based on their assessment of the Company’s performance for fiscal 2023 and the performance of the individual executives. The Compensation Committee reviewed the Company’s performance as measured against revenue, EBITDA and bookings targets that were established for fiscal 2023.
1 For purposes of the annual incentive arrangements, we define EBITDA as net income adjusted to exclude (i) interest expense, (ii) provision for or benefit from income taxes, if any, and (iii) depreciation and amortization.
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For the fiscal 2023 annual incentive plan for our named executive officers, the Compensation Committee approved payouts based on the achievement of revenue, EBITDA and bookings targets for both our Chief Executive Officer and Chief Financial Officer and payouts based on revenue, EBITDA and qualitative goals for our Chief Human Resources Officer. The weighted elements of the 2023 annual incentive plan are illustrated in the table below:

Executive	Revenue	EBITDA	Bookings	Qualitative Factors*
Zachary C. Parker	20%	60%	20%	N/A
Kathryn M. JohnBull	25%	60%	15%	N/A
G. Maliek Ferebee	20%	40%	N/A	40%

* The qualitative performance goals applicable to the Chief Human Resources Officers were: (i) improve talent acquisition and management performance and establish new processes and structures for the Company’s human capital management program, including utilization of automated tools (weighted at 10%); (ii) achieve key metrics including time-to-fill and voluntary attrition rates (weighted at 15%); (iii) analyze corporate retention and attrition experience and develop target performance rates (weighted at 10%), and (iv) developing and implementing corporate social responsibility goals related to human capital management (including DE&I initiatives) (weighted at 5%).

Based on the foregoing, the target and maximum opportunities for our named executive officers under the 2023 annual incentive plan (expressed as dollar amounts and as percentages of base salary) were as follows:

	Target Payout		Maximum Payout
Name	(%)	($)	(%)	($)
Zachary C. Parker	100%	675,000	150%	1,012,000
Kathryn M. JohnBull	70%	301,043	90%	387,055
G. Maliek Ferebee	50%	157,540	70%	220,555

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Actual 2023 Annual Incentive Awards

Based on its review, the Compensation Committee found that the incentive criteria for awarding cash bonuses to our named executive officers were achieved based on the following results:

Incentive Criteria	Target ($)	Actual Performance ($)	% Achievement	Result

Revenue#	$281,000,000	$268,913,478	95.7%	Between minimum and target
EBITDA#	$28,000,000	$29,489,177	105.3%	Between target and maximum
Bookings	$75,000,000	$5,945,384	7.9%	Below minimum
Human Capital*	Non-Financial	Non-Financial	91.9%	Between minimum and target

# For the purposes of determining whether the revenue and EBITDA targets were satisfied, revenues generated from, or EBITDA attributable to, the Company’s consummation of acquisitions during the fiscal year ending September 30, 2023, were excluded from such calculations. The target revenue and EBITDA performance goals for fiscal 2023 were established at a level below actual results for fiscal 2022 to account for the impact on the Company’s expected results of operations for 2023 of the expiration of the short-term FEMA contacts to support the State of Alaska. Given the expiration of this program in early 2022, the 2023 performance goals did not contemplate receiving payments under this program.

* The Compensation Committee determined that the non-financial human capital performance metrics were achieved at the following levels: (i) improve talent acquisition and talent management performance – 90%; (ii) achieve key metrics in time to file and voluntary attrition – 90%; (iii) conduct a comprehensive analysis of employee retention and attrition – 95%, and (iv) implement corporate social responsibility goals – 95%. Due to the weighting of these elements, the Compensation Committee determined that the overall percentage achievement of the non-financial human capital performance measures was at 91.9% of target.

Following the conclusion of our 2023 fiscal year, our Compensation Committee approved cash bonus compensation for our named executive officers as set forth in the table below. Cash bonuses were then determined by calculating base salary multiplied by their target bonus percentage multiplied by the percent of performance achievement for each target. Based on the foregoing, the approved cash bonuses for the named executive officers for fiscal 2023 are as follows:

Name and Position	Target Bonus Payout	Overall % Achievement of 2023 Bonus Targets	Actual 2023 Cash Bonus
Zachary C. Parker, Chief Executive Officer	$675,000	82.0%	$553,734

Kathryn M. JohnBull, Chief Financial Officer	$301,043	87.0%	$262,011

G. Maliek Ferebee, Chief Human Resources Officer	$157,540	95.5%	$150,504

Fiscal 2024 Incentives

Consistent with its approach for fiscal 2023, at the beginning of fiscal 2024, the Compensation Committee established individual performance goals for our named executive officers for our fiscal 2024 short-term performance
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bonus plan. At the conclusion of the fiscal year, the Compensation Committee will consider whether the goals were met and if they were met, whether they exceeded expectations. For fiscal 2024, the Compensation Committee did not make any significant changes to the design of the fiscal 2024 short-term bonus plan. Accordingly, for fiscal 2024, the operational performance targets continue to be based on goals for revenue, EBITDA and bookings for all our named executive officers and with respect to our Chief Human Resources Officer, his 2024 incentive plan also includes performance targets specific to his area of responsibility.

Discretionary Special Cash Bonus Awards

As previously reported, the Compensation Committee may approve special cash bonus awards to its named executive officers in its discretion in order to reward performance that it determines merits such recognition and particularly, where it is not otherwise contemplated in our existing compensation arrangements with our named executive officers. For fiscal 2023, the Compensation Committee approved a discretionary special cash bonus award for its Chief Human Resources Officer based on its review of the performance of this officer in connection with the Company’s establishment of an Integration Management Office, his leadership as the Company’s M&A integration head, and the Company’s integration of its December 2022 acquisition.

Signing Bonuses

As previously reported, the Compensation Committee may approve signing bonuses to its executive officers in its discretion when seeking to attract talent to join the Company. Typically, this is approved if considered necessary to offset compensation opportunities such officers may have forfeited to their prior employers. During fiscal 2023, the Compensation Committee did not approve any signing bonuses to the named executive officers identified in this proxy statement.

Equity Awards

Equity incentive awards are granted under the 2016 Plan. The Compensation Committee has sole discretion in selecting participants for long-term incentive grants and approves all equity grants made to our executive officers. Long-term equity is awarded at the discretion of the Compensation Committee using various factors including the financial performance of the Company, retention considerations, individual performance of the executive and increases or decreases in an executive’s job responsibilities. The Compensation Committee typically employs multi-year vesting of equity incentive awards based in part on the lapse of time as well as the achievement of corporate goals. The Compensation Committee believes that this vesting arrangement focuses executive officers on consistent long-term growth of shareholder value and encourages retention. Equity grants are periodically awarded to the executive officers as a long-term incentive to increase shareholder value and the performance of our stock price, which directly aligns with the objectives of all shareholders. At present, the Board does not prescribe any stock ownership guidelines for our executive officers.

The Compensation Committee evaluates the level of equity ownership of each of our executive officers and further assesses their individual performance in considering whether to grant additional equity awards to our executives. The Compensation Committee periodically adjusts the Company’s incentive compensation program for its executive officers by granting long-term incentive awards to the Company’s executives. In fiscal 2023, the Compensation Committee granted performance-based restricted stock units (the “Performance RSUs”) to each of its executives under the 2016 Plan. The Performance RSUs are designed to further align each individual’s total direct compensation with the long-term interests of the Company and its shareholders by further linking compensation to performance. In doing so, the
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Committee designed the Performance RSUs as described herein. The Performance RSUs represent the right to receive a number of shares of Common Stock of the Company on a one-to-one basis with the number of Performance RSUs granted, subject to Company’s achievement of the performance goals set forth in the award agreement.

In addition, the Compensation Committee intends to continue granting Performance RSUs to our executive officers on an annual basis to ensure that the Company’s compensation practices are consistent with practices adopted by our competitors, encourage participants to focus on long-term performance, enhance the link between shareholder value and executive compensation, and appropriate to attract and retain key talent. The Compensation Committee intends to consider the value of equity held by our executive officers on a recurring basis and to take appropriate decisions based on its evaluation. In addition, we may also grant equity awards to executive officers with time-based vesting provisions to encourage retention of our executive officers’ services and support ownership by our executives of company stock. Further, as agreed to in our employment agreements with our Chief Executive Officer and Chief Financial Officer, we intend that 50% of the long-term awards that we grant to these executives will consist of time-based restricted stock units with a multi-year vesting period (the “Time-Based RSUs” and together with the Performance RSUs, the “RSUs”).
For fiscal 2023, the fundamental program design and goals are consistent with past practice, but some elements of the program were adjusted, including by granting the Time-Based RSUs to our Chief Executive Officer in further support of his long-term retention.

Performance RSU Summary

Under the Performance RSUs currently outstanding, the awards will vest based on the achievement of the performance goals over a three-year performance period and were established with performance targets based on revenue growth target and a stock price, with each target weighted at 50% of the total award. The revenue growth target will be achieved at the target level if the revenue recognized by the Company for the performance period represents growth at a level of 30% above the Company’s revenue for its most recently completed fiscal year, excluding the value (as of the closing date of such acquisitions) of revenues generated from acquisitions completed during the performance period. The stock price target will be achieved at the target level if the average closing price of the Company’s common stock, measured over a 30-day trading period ending prior to the last trading day of the performance period, is at least 225% above the market price of the Company’s Common Stock measured over a thirty-day period ending prior to the start of the performance period. The Compensation Committee established threshold, target and maximum levels of performance for each of the performance goals of 80%, 100% and 125% of target, respectively. These performance levels feature payout ratios of 80% at threshold, 100% at target, and 125% at the maximum level of performance. No Performance RSUs would be earned if performance is below the threshold level for each target. If the Company achieves either or both of the targets in amounts between these levels, the percentage of any such target that will become earned and vested will be interpolated on a straight-line basis between the closest two percentages.

The Performance RSUs will only vest upon the achievement of the performance goals, subject, in general, to the executive’s continuous employment with the Company through the end of the performance period. However, an awardee may be entitled to accelerated vesting of a pro-rated portion of the award in the event that his or her employment is terminated by the Company without cause, by the executive for “good reason”, or upon his or her death or disability. Further, subsequent to the one-year anniversary of the grant date, if a change in control occurs and the executive’s employment is terminated within 180 days of such event, the Performance RSU shall vest at the target level or actual level of performance, if greater. Performance RSUs will also be subject to recoupment by the Company, as set forth in the award agreement.

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Time-Based RSU Summary

In our employment agreement with our Chief Executive Officer entered into effective as of October 1, 2022 we agreed that 50% of the long-term awards granted to him will consist of Time-Based RSUs. Accordingly, as described below, in our fiscal 2023 equity grants, we granted our Chef Executive Officer 55,282 Time-Based RSUs. Similarly, in our employment agreement that we entered into with our Chief Financial Officer that was effective as of October 1, 2023, we similarly agreed to allocate the value of equity awards granted to her between Performance RSUs and Time-Based RSUs. As discussed in further detail below, in connection with our 2024 fiscal year grants, based on internal pay-equity considerations, the Committee determined to allocate 50% of the RSUs granted to each of our named executive officers to each of Performance RSUs and Time-Based RSUs.

The Time-Based RSUs granted to our Chief Executive Officer during fiscal 2023 will vest provided that he remains in our employment to September 30, 2025. The Time-Based RSUs may be eligible for accelerated vesting in the event that the Chief Executive Officer’s employment is terminated by the Company without cause, by him for “good reason”, or upon his or her death or disability. Further, subsequent to the one-year anniversary of the grant date, if a change in control occurs and the executive’s employment is terminated within 180 days of such event, the Time-Based RSU shall vest, subject to the conditions set forth in the award agreement. Time-Based RSUs will also be subject to recoupment by the Company as set forth in the award agreement.

Fiscal 2023 Grants

Effective as of January 27, 2023, the Committee approved modifications to the Company’s incentive compensation program for its executive officers and granted (i) Performance RSUs to the Company’s executives and (ii) Time-Based RSUs to our Chief Executive Officer. The RSUs are subject to the terms and conditions of the award agreements evidencing the grants and the 2016 Incentive Plan. Under this program, the Committee granted the RSUs to the Company’s executive officers as described herein, with the number of RSUs granted to the Chief Executive Officer based on a target amount of 200% of his base salary for fiscal 2023 and the number of RSUs granted to the other executive officers of the Company based on a target amount of 75% of such person’s 2023 base salary. The RSUs granted to the Chief Executive Officer are allocated evenly between Performance RSUs and Time-Based RSUs while the other executive officers were granted Performance RSUs. The RSUs represent the right to receive a number of shares of Common Stock of the Company on a one-to-one basis with the number of RSUs granted, subject to vesting conditions set forth in the award agreements.

Under the Performance RSUs, the awards will vest based on the achievement of the performance goals over a three-year performance period, in this case ending September 30, 2025. The applicable performance targets approved by the Committee are a revenue growth target and a stock price target, with each target weighted at 50% of the total award. The revenue growth target will be achieved at the target level if the revenue recognized by the Company for the performance period represents growth at a level of 30% above the Company’s revenue for the 2022 fiscal year, excluding the value of revenues generated from acquisitions (as of the closing date of such acquisitions) completed after the grant date of the Performance RSUs. The stock price target will be achieved at the target level if the average closing price of the Company’s common stock, measured over a 30-day trading period during the last 12 months of the performance period, is at least $33.21 per share, which represents an increase of 225% of the market price of the Company’s Common Stock measured over a thirty-day period ending prior the start of the performance period. The other terms of these awards are consistent with the summary described above. As stated above, the Time-Based RSUs will vest on September 30, 2025, subject to the grantee’s continuous service to the Company. The number of RSUs granted to our named executive officers for fiscal 2023 are as follows:

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Executive	No of Performance-based RSUs Granted	No of Time-based RSUs Granted
Zachary C. Parker	55,283	55,282

Kathryn M. JohnBull	26,413	—

G. Maliek Ferebee	19,349	—

Fiscal 2024 Grants

Subsequent to the end of the 2023 fiscal year, the Compensation Committee granted a total of 169,544 RSUs to our named executive officers, comprised of an equal amount of Performance RSUs and Time-Based RSUs. The number of RSUs granted to our Chief Executive Officer was based on a target amount of 225% of his 2024 base salary, as provided for under his employment agreement. The number of RSUs granted to our Chief Financial Officer was based on a target amount of 100% of her 2024 base salary, as provided for under her employment agreement. The number of RSUs granted to our Chief Human Resources Officer was based on a target amount of 75% of his 2024 base salary. Under the Performance RSUs, the awards will vest based on the achievement of the performance goals over a three-year performance period ending September 30, 2026. The applicable performance targets approved by the Compensation Committee are a revenue growth target and a stock price target, with each target weighted at 50% of the total award. The revenue growth target will be achieved at the target level if the revenue recognized by the Company for the performance period represents growth at a level of 30% above the Company’s revenue for its 2023 fiscal year. The stock price target will be achieved at the target level if the average closing price of the Company’s common stock, measured over a 30-day trading period ending during the last 12 months of the performance period, is at least $25.65 per share, which represents a 225% increase above the market price of the Company’s Common Stock measured over a thirty-day period ending prior the start of the performance period. The other terms of these awards are consistent with the summary described above. The Time-Based RSUs will vest on September 30, 2026, subject to the grantee’s continuous service to the Company. The number of RSUs granted to our named executive officers for fiscal 2024 are as follows:

Executive	No of Performance-based RSUs Granted	No of Time-based RSUs Granted

Zachary C. Parker	58,176	58,176

Kathryn M. JohnBull	17,832	17,831

G. Maliek Ferebee	8,765	8,764

Assessment of Fiscal 2021 Performance RSU Grants

Following the completion of the Company’s audit of its financial statements for fiscal 2023, the Compensation Committee determined that the performance goals under the Performance RSUs granted on December 9, 2020, with a three-year performance period ending September 30, 2023, were not achieved and such awards did not vest. Accordingly, these awards expired, and no payouts were made thereunder.

Benefits

Our executive officers are eligible to participate in the employee benefit and welfare plans that the Company maintains on similar terms as employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under such plans. We believe that our executive
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officer benefit and perquisite programs provided are reasonable and competitive with benefits provided to executive officers of our peer group companies, and are necessary to sustain a fully competitive executive compensation program.

Severance Payments

The Company has severance arrangements with certain of its executive officers that apply in the event of a layoff or termination of employment for reasons other than cause, which are incorporated into its employment agreements with each of its named executive officers. These arrangements are described in greater detail below under “Employment Agreements with Named Executive Officers”.

Risk Assessment of Compensation Programs

The Compensation Committee reviews the compensation and benefit programs for the Company’s executive officers and the potential effects of those programs on individual and group behavior and on the risk profile of the Company. The Compensation Committee’s goal is to design and establish a compensation program to encourage prudent risk management and discourage inappropriate risk-taking by granting a diverse portfolio that rewards the creation of long-term stockholder value. To help achieve this goal, the Committee considers the risk profile of the primary compensation elements, including base salary, the annual cash-based incentives and equity awards. The Compensation Committee has determined that those programs do not create incentives with respect to individual or group behavior that are likely to have a material adverse effect upon the Company’s risk profile or approach to risk management.

The Compensation Committee believes that the base salaries of the named executive officers do not encourage inappropriate risk-taking. Performance factors which serve as the basis for the annual cash-based incentives may be adjusted each year to account for changes in our business and related risks. Further, the equity awards we have granted include performance and retention features that extend over a period of years and are linked to our overall corporate performance. The Compensation Committee believes that these equity awards do not encourage unnecessary or excessive risk-taking because their ultimate value is tied to our stock price and other stockholder-aligned measures (i.e., revenue growth). Further, the equity awards are subject to long-term vesting schedules to help ensure that our named executive officers have significant value linked to long-term performance. In this regard, grants of Performance RSUs are based on performance over a three (3)-year period to encourage a focus on long-term performance, as well as annual results, further reducing inappropriate risk-taking likely to produce only short-term benefits and allowing sufficient time for risk outcomes to emerge. Further, the Time-Based RSUs we have granted vest at the third fiscal-year end following the grant date. Further, the RSUs are subject to recoupment provisions as set forth in the award agreements. In addition, we have adopted a compensation recovery policy consistent with the requirements of SEC Rule 10D-1 and Nasdaq listing standards.

Effect of Accounting and Tax Treatment on Compensation Decisions

The Compensation Committee’s policy is to pay our executive officers in the manner that it believes is in the best interests of the Company. While the Compensation Committee has considered whether or not compensation will be deductible under Section 162(m) of the Internal Revenue Code when making compensation determinations, such tax deductibility has generally not been a decisive factor with respect to such determinations. This has in the past resulted in, and in the future may result in, the payment of compensation to our named executive officers that is not tax deductible. Prior to the enactment of the Tax Cuts and Jobs Act in December 2017, Section 162(m) of the Internal Revenue Code generally limited to $1 million the U.S. federal income tax deductibility of compensation paid in one year to the Company’s CEO or any of its three next-highest-paid executive officers, other than the CFO, while performance-based
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compensation was not subject to the $1 million deduction limit. While the Tax Cuts and Jobs Act retained the $1 million deduction limit in Section 162(m), among other things, it repealed the performance-based exemption, while expanding the definition of “covered employees” to include the CFO and any executive who is subject to the limitation in tax years beginning after 2016. The new rules generally apply to taxable years beginning after December 31, 2017 but exempt compensation provided pursuant to a written binding contract in effect on November 2, 2017 that is not modified in any material respect after that date. While we will continue to monitor our compensation programs in light of developments under applicable law, our Compensation Committee considers it important to retain the flexibility to design compensation programs that are in the best long-term interests of our Company and our shareholders. As a result, our Compensation Committee will continue to consider the tax and accounting implications (including with respect to the expected lack of deductibility under the revised Section 162(m)) when making compensation decisions, but reserves its right to make compensation decisions based on other factors as well if the Compensation Committee determines it is in its best interests to do so. Accordingly, we may pay compensation at levels that are not deductible under Section 162(m).

Outstanding Equity Awards at End of 2023

The following table sets forth certain information with respect to outstanding equity awards at September 30, 2023 with respect to the named executive officers.

	Option Awards					Stock Awards
(a) Name	(b) Number of Securities Underlying Unexercised Options Exercisable (#)	(c) Number of Securities Underlying Unexercised Options Unexercisable (#)		(d) Option Exercise Price ($)	(e) Option Expiration Date	(f) Number of Shares or Units of Stock That Have Not Vested (#)		(g) Market Value of Shares or Units of Stock That Have Not Vested ($)		(h) Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		(i) Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Zachary Parker	100,000	—	(1)	$1.40	11/08/23	—		—		—		—
	35,000	—	(3)	$6.46	11/29/27	55,282	(7)	$674,993	(8)	55,283	(5)	$177,735

Kathryn M. JohnBull	75,000	—	(1)	$1.40	11/08/23	—		—		—		—
	200,000	—	(2)	$1.95	09/22/24	—		—		—		—
	27,500	—	(3)	$6.46	11/29/27	—		—		26,413	(5)	$84,918

G. Maliek Ferebee	50,000	200,000	(4)	$16.01	11/08/31	—		—		14,054	(6)	$83,481
										19,349	(5)	$62,207

(1) Represents grant of performance options awarded to the Company’s named executive officers on November 13, 2013.
(2) Represents grant of options pursuant to an amendment to Ms. JohnBull’s employment agreement, dated September 22, 2014.
(3) Represents grant of options awarded by the Compensation Committee on November 29, 2017.
(4) Represents grant of options pursuant to offer letter as of the commencement of employment on November 8, 2021. The vesting schedule for such options is as follows: (i) 50,000 options vest on the first anniversary of the date of grant, (ii) 66,667 options will vest if the closing price of our common stock equals or exceeds $24.00 per share for ten consecutive trading days, (iii) 66,667 options will vest if the closing price of our common stock equals or exceeds $28.00 per share for ten consecutive trading days; and (iv) the remaining 66,666 options will vest if the closing price of our common stock equals or exceeds $32.00 per share for ten consecutive trading days, in each case subject to continued service.
(5)    Represents grant of performance-based restricted stock units on January 27, 2023. Units will vest depending on the Company's financial performance and stock price performance over the period ending September 30, 2025 assuming achievement of target
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performance. The market value reported in this column has been determined based on target performance using the fair market value of our common stock on September 30, 2023.
(6)    Represents grant of performance-based restricted stock units on January 28, 2022. Units will vest depending on the Company's financial performance and stock price performance over the three-year period ending September 30, 2024 assuming achievement of target performance. The market value reported in this column has been determined based on target performance using the fair market value of our common stock on September 30, 2023.
(7)    Represents grant of time-based restricted stock units on January 27, 2023. Units will vest on September 30, 2025, provided that the grantee remains in our employment as of such date.
(8)    Based upon a value per share of $11.67, which was the closing market price of our common stock on September 29, 2023.

Additional Information. Each stock option grant and restricted stock unit reported in the table above was granted under, and is subject to, our 2006 Plan or 2016 Plan. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each named executive officer, the unexercisable options shown above are also unvested. Unvested options are generally forfeited if the named executive officer’s employment terminates, except to the extent otherwise provided in an employment agreement. The terms and conditions concerning the restricted stock units included in the above table are described above under the caption “Narrative Discussion to Summary Compensation Table – Equity Awards”. For information regarding the effect on vesting of options or restricted stock units on the death, disability or termination of employment of a named executive officer or a change in control of our company, see “Employment Agreements with Named Executive Officers” below. If a named executive officer’s employment is terminated by us for cause, options (including the vested portion) and restricted stock units are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the named executive officer’s employment terminates, except as otherwise specifically provided in his or her employment agreement. For a description of the material terms of the named executive officers’ employment agreements, see “Employment Agreements with Named Executive Officers” below. This table does not reflect prior grants of restricted stock awards that are fully vested and excludes awards granted to our named executive officers subsequent to the end of the fiscal year referenced in the caption to this table. This table also excludes that grant of performance-based restricted stock units on December 9, 2020 to our executive officers as it was determined that these performance-based restricted stock units did not vest as of such date.

Employment Agreements with Named Executive Officers

The following are summaries of the employment agreements or other arrangements with our named executive officers. The agreements provide the general framework and the specific terms for the compensation of the named executive officers. Further, each of our employment agreements with our named executive officers includes provisions addressing the amounts and benefits that would be paid or accrue to each of our named executive officers in the event of a termination of their employment under differing circumstances. The following discussion also includes for each named executive officer the provisions of their employment agreements which provide for the payment or accrual of benefits upon the termination of their employment under the following circumstances:

•termination without cause, or constructive (“good reason”) termination (including upon the occurrence of a change in control of the company);
•termination for cause;
•upon the executive’s disability; or
•in the event of the executive’s death.

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Zachary C. Parker

On October 3, 2022, we entered into a new employment agreement with Mr. Parker, our Chief Executive Officer and President, which agreement is effective as of October 1, 2022. Pursuant to this agreement, we agreed with him to continue his employment as our Chief Executive Officer and President for a term expiring September 30, 2025. Under his employment agreement, we agreed to nominate him and use our best efforts to have him elected to our Board of Directors during the term of such agreement. The following is a description of our current employment arrangement with Mr. Parker, which is qualified in its entirety by reference to the full text of our agreement with Mr. Parker.

Under the employment agreement, Mr. Parker will initially receive a base salary of $675,000 per annum and provided, that he achieves the annual performance targets determined by the Compensation Committee, his base salary during the second and third years of the agreement will be paid at the rate of at least $725,000 per annum and $750,000 per annum, respectively. In addition, he is eligible to receive an annual bonus target of 100% of base salary for each fiscal year of employment, based on performance targets and other key objectives established by the Compensation Committee. Under our new employment agreement with our Chief Executive Officer, no bonus will be awarded if results are less than 85% of target and no payout shall be in excess of 150% of base salary.

During the term of the agreement, Mr. Parker shall also be eligible to receive equity or performance awards pursuant to long-term incentive compensation plans as may be approved by the Compensation Committee. The actual grant date value of any such awards shall be determined in the discretion of the Compensation Committee or Board and any such awards shall include such vesting conditions and other terms and conditions as determined by the Compensation Committee or the Board; provided, that the target values of such award opportunities will be (i) two hundred percent (200%) of his base salary for the first incentive award which may be granted during the first year of the agreement; (ii) two hundred and twenty-five percent (225%) of his base salary for the second incentive award which may be granted during the second year of the agreement, and (iii) two hundred and fifty percent (250%) of his annual base salary for the third incentive award which may be granted during the third year of this agreement. In addition, the Compensation Committee intends that 50% of such awards will be Performance RSUs and 50% will be time-based restricted stock units with a three-year vesting period.

In the event of the termination of Mr. Parker’s employment by us without “cause” or by him for “good reason”, as such terms are defined in the employment agreement, he would be entitled to: (a) a severance payment of 24 months of base salary; (b) continued participation in our health and welfare plans for up to 18 months; (c) all accrued but unpaid compensation; and (d) the accelerated vesting of equity compensation awards to the extent they are subject to time-based vesting conditions. If his employment is terminated because of death or disability, he or his beneficiary, as the case may be, will be paid his accrued compensation, continuation benefits, a pro rata bonus for the year of termination, the accelerated vesting of outstanding equity compensation awards and in the case of disability, a severance payment of one year of base salary.

Further, under the new employment agreement, if within 180 days of a “change in control” (as defined in the new employment agreement) either Mr. Parker’s employment is terminated without cause or he terminates his employment for good reason, he would be entitled to: (a) a severance payment of 250% of base salary; (b) continued participation in our health and welfare plans for up to 18 months; (c) all accrued but unpaid compensation; and (d) the accelerated vesting of equity compensation awards held by him. In connection with a change of control, “good reason” is defined as Mr. Parker ceasing to serve as an executive officer or the successor does not assume the obligations of the Company under the new employment agreement. Such benefits remain subject to limitation to avoid the imposition of the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the “Code”) if such payments would constitute an “excess parachute payment” as defined in Section 280G of the Code.
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If Mr. Parker’s employment is terminated by us for “cause” or by him without “good reason,” he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation. If his employment is terminated for cause (as defined in the employment agreement), awards granted and not exercised as of the termination date shall terminate immediately and be null and void. In the event he terminates his employment other than for “good reason”, equity awards, to the extent vested as of the date of termination, shall remain exercisable for a period of three months, but in no event after the expiration date of such award. Upon any termination of the employment on or after the expiration date of his employment agreement, other than cause, Mr. Parker will be entitled to a severance payment equal to 12 months of his then-current base salary. Mr. Parker is also subject to customary confidentiality, non-solicitation of employees and non-competition obligations that survive the termination of such agreement.

Kathryn M. JohnBull

On September 21, 2023, we entered into a new employment agreement with Kathryn M. JohnBull to continue as our Chief Financial Officer and Treasurer. This new agreement is effective as of October 1, 2023. The term of her new employment agreement expires September 30, 2026. The following is a summary of the terms of the new employment agreement with Ms. JohnBull, which summary is qualified in its entirety by reference to the full text of such agreement.

Under the new employment agreement, Ms. JohnBull will receive an initial base salary of $500,000 for fiscal 2024 and is eligible to receive an annual bonus of up to 70% of base salary for each fiscal year of employment based on performance targets and other key objectives established by the Compensation Committee. Under her new employment agreement, no bonus will be awarded if results are less than 90% of target and no payout will be in excess of 100% of base salary. During the term of the agreement, she shall also be eligible to receive equity or performance awards pursuant to any long-term incentive compensation plan adopted by the Committee or the board of directors. The actual grant date value of such awards shall be determined in the discretion of the Committee or Board and any such awards shall include such vesting conditions and other terms and conditions as determined by the Committee or the Board; provided, that the target value of such award opportunities will not be less than one hundred percent (100%) of her base salary.

In the event of the termination of her employment by us without “cause” or by her for “good reason”, as such terms are defined in the employment agreement, Ms. JohnBull would be entitled to: (a) a severance payment of 175% of base salary; (b) continued participation in our health and welfare plans for up to 18 months; (c) all accrued but unpaid compensation; and (d) the accelerated vesting of equity compensation awards to the extent they are subject to time-based vesting conditions. If her employment is terminated because of death or disability, she or her beneficiary, as the case may be, will be paid her accrued compensation, a pro rata bonus for the year of termination, the accelerated vesting of outstanding equity compensation awards and in the case of disability, a severance payment of one year of base salary.

Further, under the new employment agreement, if within 180 days of a “change in control” (as defined in the new employment agreement) either Ms. JohnBull’s employment is terminated without cause or she terminates her employment for “good reason”, the Company shall pay and/or provide to her substantially the same compensation and benefits as if her termination was without “cause” or for “good reason”, including a severance payment equal to 175% of base salary, and she will also be entitled to the accelerated vesting of all outstanding equity compensation awards held by her. In connection with a change of control, “good reason” is defined as Ms. JohnBull ceasing to serve as an executive officer or the successor does not assume the obligations of the Company under the new employment agreement. Such benefits remain subject to limitation to avoid the imposition of the excise tax imposed by Section 4999 of the Code if such payments would constitute an “excess parachute payment” as defined in Section 280G of the Code.

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If Ms. JohnBull’s employment is terminated by us for “cause” or by her without “good reason,” she is not entitled to any additional compensation or benefits other than her accrued and unpaid compensation. If her employment is terminated for cause, awards granted and not exercised as of the termination date shall terminate immediately and be null and void. In the event she terminates his employment other than for “good reason”, equity awards, to the extent vested as of the date of termination, shall remain exercisable for a period of three months, but in no event after the expiration date of such award. Upon termination of her employment on or after the expiration date, other than for cause, she will be entitled to the severance payment of 12 months of her base salary. Ms. JohnBull remains subject to customary confidentiality, non-solicitation, and non-competition obligations that survive the termination of the agreement.

G. Maliek Ferebee

Effective November 8, 2021, we hired Mr. Ferebee as our Chief Human Resources Officer. Mr. Ferebee is an employee at-will and entered into our standard employment offer letter that we provide to new employees. Pursuant to his offer, Mr. Ferebee received an initial base salary payable at the rate of $300,000 per annum and he may receive an annual bonus of up to 50% of base salary based on performance targets and other key objectives established by the Compensation Committee. Pursuant to his offer letter, we granted Mr. Ferebee options to purchase 250,000 shares of common stock under the Company’s 2016 Plan which vest as follows: (i) 50,000 options vest on the first anniversary of the date of grant, (ii) 66,667 options will vest if the closing price of our common stock equals or exceeds $24.00 per share for ten consecutive trading days, (iii) 66,667 options will vest if the closing price of our common stock equals or exceeds $28.00 per share for ten consecutive trading days; and (iv) the remaining 66,666 options will vest if the closing price of our common stock equals or exceeds $32.00 per share for ten consecutive trading days, in each case subject to continued service. The options, to the extent vested, are exercisable for a period of ten years at the per share exercise price equal to the fair market value of our common stock on the grant date. In the event of the termination of his employment, the options will, to the extent vested, remain exercisable in accordance with the terms of the 2016 Plan.

In connection with our employment of Mr. Ferebee, we also entered into a Change in Control, Severance and Covenant Agreement (the “Severance Agreement”) with him. Under the Severance Agreement, we agreed to provide him with certain post-termination payments and benefits if his employment is terminated by us without “cause” or by either of him for “good reason”, as those terms are defined in the Severance Agreement. These termination payments and benefits include the following: (a) a severance payment of 12 months of base salary; (b) continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date; and (c) all compensation accrued but not paid as of the termination date. Further, the Severance Agreement provides that if his employment is terminated in connection with a change of control, subject to limitation to avoid the imposition of the excise tax imposed under the Internal Revenue Code, he would be eligible to receive a payment of base salary for a period of twelve months in addition to any accrued compensation and the continuation benefits. In the event of the termination of his employment was due to death or disability, Mr. Ferebee or his estate, as the case may be, would be entitled to receive all compensation accrued but not paid as of the termination date and continued participation in our health and welfare plans for a period not to exceed 12 months from the termination date. If his employment is terminated by us for “cause” or by him without “good reason,” he would not be entitled to any additional compensation or benefits other than accrued and unpaid compensation. The Severance Agreement also provides that in the event of the termination of his employment with the Company other than for cause, any equity awards held by him as of the date of such termination, to the extent vested, shall remain exercisable in accordance with the Company’s equity compensation plans. In addition, he is subject to customary confidentiality, non-solicitation, and non-competition obligations that survive termination of employment.

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PAY VERSUS PERFORMANCE

Pay vs. Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and to our non-PEO NEOs and certain financial performance of the Company for fiscal years ended September 30, 2023 and 2022. The data included in the CAP columns does not reflect the actual amount of compensation earned or paid to our executive officers during the applicable fiscal year and it is reported solely pursuant to the new SEC rules. The CAP amount also does not represent amounts that have actually been earned or realized, including with respect to certain equity awards, for which performance conditions for these equity awards have not yet been satisfied. To this end, information in the following table may not reflect whether compensation actually realized is aligned with performance. The Company qualifies as a “smaller reporting company,” as defined in Item 10(f)(1) of Regulation S-K, and has provided scaled pay versus performance disclosure as permitted by and in accordance with SEC rules. For information regarding decisions made by our Compensation Committee with respect to executive compensation, refer to our discussion above regarding our compensation arrangements with our named executive officers.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Income(6)

2023	$2,116,876	$1,862,424	$685,606	$482,584	$94.11	$1,461,000

2022	$1,106,496	$1,106,496	$1,884,207	$1,218,993	$101.32	$23,288,000

(1) Zachary C. Parker served as our PEO for the fiscal years ended September 30, 2023 and 2022. The dollar amounts reported are the amounts of total compensation reported in the Summary Compensation Table for our PEO for the 2023 and 2022 fiscal years.
(2) The dollar amounts reported represent the amount of “compensation actually paid” to Mr. Parker as computed in accordance with SEC rules. The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to our PEO. The dollar amounts reported are the amounts of total compensation reported for Mr. Parker during the applicable year, adjusted for (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. The Company does not offer a defined benefit pension plan, so no pension adjustments were made. See Table below for further information.
(3) The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEOs, in the Summary Compensation Table for fiscal years 2023 and 2022. For both periods, our non-PEO NEOs consisted of Kathryn M. JohnBull, our Chief Financial Officer and G. Maliek Ferebee, our Chief Human Resources Officer.
(4) The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than our PEOs. The dollar amounts reported do not reflect the actual amount of compensation earned by or paid to each NEO. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than our PEOs in the Summary Compensation Table for fiscal years 2023 and 2022, adjusted for (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year. The Company does not offer a defined benefit pension plan, so no pension adjustments were made. See Table below for further information.
(5) Reflects the cumulative shareholder return over the measurement period, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2023, the closing price of our common stock on September 30, 2022 was $12.27, and the closing price of our common stock on September 29, 2023 was $11.67. For fiscal 2022, the closing price of our common stock on September 30, 2021 was $12.30, and the closing price of our common stock on September 30, 2022 was $12.27.
(6) Reflects net income reflected in the Company’s audited financial statements for the applicable year.

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Summary Compensation Table Total and Compensation Actually Paid Reconciliation for the PEO and non-PEOs

The following table sets forth the adjustments that were made to Summary Compensation Table (“SCT”) total compensation to calculate CAP for our PEO and non-PEO NEOs for each of the years in the table above. Although the table below includes SCT compensation and CAP totals, the values are not comparable. The SCT values include base salary, short term annual cash incentive, and long-term equity incentives, and all other compensation received by the named executive officers during the applicable fiscal year. The long-term equity incentive values for each year in the SCT are calculated by using the fair value of the grant at the time the grant was made. CAP values include a revaluation of the grants made during fiscal year 2023 at fiscal year-end, plus the fiscal year-over-year change in the fair value of multiple fiscal years of historical equity grants. CAP may be higher or lower than the SCT compensation values because CAP includes multiple fiscal years of grants and the calculation of CAP each year is impacted by the change in the Company's stock price. The actual value of an equity award realized by a PEO or NEO depends on several factors measured over multiple fiscal years to include but not limited to the Company's stock price and the financial performance of the Company.

	Calculation for PEO		Calculation for Average of Non-PEOs
Calculation of Compensation Actually Paid	Fiscal Year 2022	Fiscal Year 2023	Fiscal Year 2022	Fiscal Year 2023
SCT Total Compensation	$1,106,496	$2,116,876	$1,884,207	$685,606
Less grant date fair value of stock and option awards in SCT	—	(852,728)	(1,247,074)	(147,125)
Plus fair value as of fiscal year-end of awards granted during the fiscal year that are outstanding and unvested as of the end of the fiscal year	—	717,522	—	32,490
Plus change in fair value (whether positive or negative) as of vesting date (from the end of the prior fiscal year) of awards granted in prior fiscal years for which all applicable vesting conditions were satisfied at fiscal year-end or during the fiscal year	—	—	—	—
Plus fair value as of vesting date of awards that are granted and vest in the same year	—	—	—	—
Plus change in fair value (whether positive or negative) as of fiscal year-end for awards granted in prior fiscal years that are outstanding and unvested as of the end of the fiscal year	—	—	581,859	—
Less fair value at the end of the prior fiscal year for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year	—	(119,246)	—	(88,387)
Plus dividends or other earnings paid on awards during the fiscal year prior to the vesting date that are not otherwise included in total compensation for the covered fiscal year	—	—	—	—
Compensation Actually Paid	$1,106,496	$1,862,424	$1,218,993	$482,584

Relationship between Pay and Performance

Our “total shareholder return,” as set forth in the above table, during the two-year period ended September 30, 2023decreased by 7%. During this same period, our net income decreased by $21,827,000. During this period,
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compensation actually paid to our PEO increased by $755,929. The average decrease in compensation actually paid for other NEOs was $736,409. The Company’s year-over-year operating results reflect the impacts of the expiration of the short-term FEMA contacts to support the State of Alaska in fiscal 2022 and our acquisition in December 2022, which resulted in increased interest expense and non-cash amortization of intangible assets. These events are more fully described in the Company’s periodic reports filed with the Securities and Exchange Commission. In addition, as described earlier in this proxy statement, we periodically adjust our compensation practices, including by increasing the base salary paid to our named executive officers in fiscal 2023, to ensure that our compensation arrangements with our named executive officers are within a competitive range. Further, payouts under our incentive compensation program are driven by metrics other than net income and total shareholder return. Overall, we believe our compensation programs have the appropriate level of incentive-based compensation and are designed to deliver pay in line with shareholder interest.

Stock Option Plans

2016 Omnibus Equity Incentive Plan

Our shareholders initially approved the 2016 Plan at the annual meeting held on February 25, 2016 with an initial reserve of 1,000,000 shares of common stock and our shareholders have subsequently approved amendments to the 2016 Plan to increase the number of shares of common stock reserved for issuance under the 2016 Plan to 4,000,000 shares. Shares that are subject to issuance upon exercise of an award granted under the 2016 Plan but which cease to be subject to such award (other than due to the exercise of such award), and shares that are subject to an award that is granted under the 2016 Plan but is subsequently forfeited, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2016 Plan. Under the 2016 Plan, we may grant options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards to eligible participants. As of the Record Date, there were outstanding (i) options to purchase1,468,000 shares under the 2016 Plan, with exercise prices ranging from $5.25 to $17.77 and (ii) a total of 367,795 shares granted pursuant to restricted stock and restricted stock unit awards under the 2016 Plan.

Administration. Subject to the reservation of authority by our board of directors to administer the 2016 Plan and act as the committee thereunder, the 2016 Plan will be administered by the Compensation Committee. The Compensation Committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2016 Plan. The Compensation Committee may grant awards subject to vesting schedules or restrictions and contingencies in the Company’s favor. Awards may be subject to acceleration such that they become fully vested, exercisable and released from any restrictions or contingencies upon the occurrence of a change of control (as defined in the 2016 Plan).

Eligibility. Options, stock appreciation rights, restricted stock awards, restricted stock unit awards, other share-based awards and performance awards may be granted under the 2016 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Code, or non-qualified stock options. Awards may be granted under the 2016 Plan, as determined by the Compensation Committee, to any employee, non-employee member of our board of directors, consultant or advisor who is a natural person and provides services to us or a subsidiary, except for incentive stock options which may be granted only to employees.

Stock Options. The Compensation Committee may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the Compensation Committee. The purchase price of shares of common stock covered by a stock option cannot be less than 100% of the fair market value of the common stock on the date the option is granted; provided, however, that in the case of an incentive stock option granted to a participant who, at the time of the
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grant, owns stock representing more than 10% of the voting power of all classes of stock of the company or any subsidiary, the option price per share shall be no less than 110% of the fair market value of one share on the date of grant. Fair market value of the common stock is generally equal to the closing price for the common stock on the principal exchange on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported). Options are subject to terms and conditions set by the Compensation Committee. The 2016 Plan permits payment of the purchase price of stock options to be made by cash or cash equivalents, shares of our common stock previously acquired by the participant, any other form of consideration approved by the Compensation Committee and permitted by applicable law (including withholding of shares of common stock that would otherwise be issued on exercise), or any combination thereof. Options granted under the 2016 Plan expire no later than 10 years from the date of grant.

Stock Appreciation Rights. The Compensation Committee is authorized to grant SARs in conjunction with a stock option or other award granted under the 2016 Plan, and to grant SARs separately. The grant price of a SAR may not be less than 100% of the fair market value of a share of our common stock on the date the SAR is granted. The term of an SAR may be no more than 10 years from the date of grant. SARs are subject to terms and conditions set by the Compensation Committee. Upon exercise of an SAR, the participant will have the right to receive the excess of the fair market value of the shares covered by the SAR on the date of exercise over the grant price. Payment may be made in cash, shares of our common stock or other property, or any combination thereof, as the Committee may determine.

Restricted Stock Awards. Restricted stock awards may be issued either alone or in addition to other awards granted under the 2016 Plan, and are also available as a form of payment of performance awards and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock awards, including the number of shares of common stock granted, and conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted stock award will have the rights of a shareholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares (subject to the requirements for dividends on restricted stock awards that vest based on the achievement of performance goals). Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Restricted Stock Unit Awards. Awards of restricted stock units having a value equal to an identical number of shares of common stock may be granted either alone or in addition to other awards granted under the 2016 Plan, and are also available as a form of payment of performance awards granted under the 2016 Plan and other earned cash-based incentive compensation. The Compensation Committee determines the terms and conditions of restricted stock units, including conditions for vesting that must be satisfied, which may be based principally or solely on continued provision of services, and also may include a performance-based component. The holder of a restricted stock unit award will not have voting rights with respect to the award. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our common stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Compensation Committee. Subject to the share limit and maximum dollar value set forth above under “Limits on Awards to Participants,” the Compensation Committee has the discretion to determine (i) the number of shares of common stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals. At the Compensation Committee’s discretion, performance goals for restricted stock
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awards, restricted stock units, performance awards or other share-based awards may be based on the attainment of specified levels of one or more of the following performance criteria, as set forth in the 2016 Plan.

No Repricing. The 2016 Plan prohibits option and SAR repricings (other than to reflect stock splits, spin-offs or other corporate events, or in connection with a change in control of the company) unless shareholder approval is obtained. For purposes of the 2016 Plan, a “repricing” means a reduction in the exercise price of an option or the grant price of a SAR, the cancellation of an option or SAR in exchange for cash or another award under the 2016 Plan if the exercise price or grant price of the option or SAR is greater than the fair market value of our common stock (except in connection with a change in control, or for awards granted in assumption of or in substitution for awards previously granted by a company acquired by the company or a subsidiary or with which the company or a subsidiary combines), or any other action with respect to an option or SAR that may be treated as a repricing under the rules of the principal exchange.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our common stock or the value thereof, appropriate adjustments to the 2016 Plan and awards will be made as the Compensation Committee determines to be equitable and appropriate, including adjustments in the number and class of shares of stock available for awards under the 2016 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the 2016 Plan, and the limits on the number of awards that any person may receive.

Adjustments upon Merger or Change in Control. The 2016 Plan provides that in the event of a merger with or into another corporation or “change in control,” including the sale of all or substantially all of our assets, unless otherwise provided in an award agreement, in the event of a change in control in which the successor company assumes or substitutes for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, if a participant’s employment or service as a director with such successor company terminates within 24 months following such change in control (or such other period set forth in the award agreement): (i) options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or such other period of time set forth in the award agreement), (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, and (iii) the restrictions, limitations and other conditions applicable to any other share-based awards or any other awards shall lapse, and such awards shall become free of all restrictions. However, unless otherwise provided in an award agreement, in the event of a change in control, if the successor company does not assume or substitute for an option, stock appreciation right, restricted stock award, restricted stock unit award or other share-based award, then immediately prior to the change in control: (i) those options and stock appreciation rights outstanding as of the date of the change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, and (iii) the restrictions, other limitations and other conditions applicable to any other share-based awards or any other awards that are not assumed or substituted for shall lapse, and such other share-based awards or such other awards shall become free of all restrictions.

Termination of Employment. Subject to the parameters set forth in the 2016 Plan, the Compensation Committee will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise.
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Amendment and Termination. The 2016 Plan will be effective upon the date of shareholder approval and may be amended or terminated by our board of directors except that shareholder approval is required for any amendment to the 2016 Plan which increases the number of shares of common stock available for awards under the 2016 Plan, expands the types of awards available under the 2016 Plan, materially expands the class of persons eligible to participate in the 2016 Plan, permits the grant of options or SARs with an exercise or grant price of less than 100% of fair market value on the date of grant, amends the provisions of the 2016 Plan prohibiting the repricing of options and SARs as described above, increases the limits on shares subject to awards, or otherwise materially increases the benefits to participants under the 2016 Plan. The 2016 Plan will expire on the tenth anniversary of its effective date, except with respect to awards then outstanding, and no further awards may be granted thereafter.

2006 Long Term Incentive Plan

    Until the adoption of the 2016 Plan, we used the 2006 Plan as the vehicle for granting equity awards to our directors, officers, employees and other eligible participants. The 2006 Plan expired ten years following its approval by our shareholders in April 2006. The 2006 Plan was administered by our Compensation Committee. As of the Record Date, there were 225,000 shares of common stock reserved for issuance pursuant to outstanding awards granted under the 2006 Plan.

Equity Compensation Plan Information

We presently utilize one shareholder approved equity compensation plan under which we make equity compensation awards available to officers, directors, employees and consultants. The table set forth below discloses outstanding and available awards under our equity compensation plans as of September 30, 2023. All grants of equity securities made to executive officers and directors are presently made under the 2016 Plan. Prior to the adoption of the 2016 Plan, awards of equity securities were made under the 2006 Plan.

Equity Compensation Plan Information*
Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted Average exercise price of outstanding options, warrants and rights (or fair value at date of grant)	(c) Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders:	2,278,000	$8.40	1,008,676

* Shares included in column (a) of this table are issuable upon exercise of options granted under both the 2016 Plan and 2006 Plan. Shares set forth under column (c) of this table are issuable under our 2016 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date with respect to each nominee, director, and named executive officer as defined in Item 402(a)(3) of Regulation S-K, and the nominees, directors and executive officers of DLH as a group, and to the persons known by DLH to be the beneficial owner of more than five percent of any class of its voting securities. Securities entitled to vote at this annual meeting are DLH’s common stock. Each share entitles its holder to one vote on each matter submitted to shareholders. As of the Record Date, there were 14,230,708 shares of common stock issued and outstanding. The following table sets forth certain information as of the Record Date,
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with respect to (i) each director, nominee and named executive officer, (ii) all directors, nominees and executive officers as a group, and (iii) persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by us to be the beneficial owner of more than five percent of our common stock. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. Except as otherwise noted below, the address for each person or entity listed in the table is: DLH Holdings Corp., 3565 Piedmont Road, NE, Bldg. 3, Suite 700, Atlanta, GA 30305.

Name	Number of Shares Currently Owned (1)	Percent of Outstanding Stock
Directors, Nominees and Named Executive Officers

Martin J. Delaney (2)	198,239	1.4%

Elder Granger (2)	122,682	*

Dr. Frances M. Murphy (2)	91,241	*

Zachary C. Parker (3)	788,032	5.5%

Frederick G. Wasserman (2)	241,839	1.7%

Austin J. Yerks III (2)	136,241	1.0

Stephen J. Zelkowicz (2)	26,866	*

Judith L. Bjornaas	—	—%

Kathryn M. JohnBull (4)	606,596	4.2%

G. Maliek Ferebee (5)	250,000	1.7%

All executive officers, directors and nominees as a group 10 persons (2)(3)(4)(5)	2,461,736	16.7%
5% Holders
Wynnefield Partners Small Cap Value LP (6)(7)	1,028,495	7.2%
450 Seventh Ave. New York, NY 10123
Wynnefield Partners Small Cap Value LP I (6)(8)	1,854,044	13.0%
450 Seventh Ave. New York, NY 10123
Wynnefield Partners Small Cap Value Offshore Fund, Ltd. (6)(9)	672,395	4.7%
450 Seventh Ave. New York, NY 10123
Wynnefield Capital Profit Sharing Plan (6)(10)	126,487	* %
450 Seventh Ave. New York, NY 10123

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the company’s stock.
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*    Less than 1 percent.
(1) Ownership consists of sole voting and investment power except as otherwise noted.
(2) Excludes restricted stock units (RSUs) granted to each of our non-employee directors as of October 1, 2023, none of which will vest within 60 days of the Record Date.
(3) Includes vested options to purchase 35,000 shares of common stock. Excludes unvested restricted stock units.
(4) Includes vested options to purchase 227,500 shares of common stock. Excludes unvested restricted stock units.
(5) Includes vested options to purchase 50,000 shares of common stock and 200,000 options which are subject to vesting requirements. Excludes unvested restricted stock units.
(6) Beneficial ownership is based on Schedule 13D/As and Form 4s filed with the SEC.
(7) Listed shares are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P., as members of a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Wynnefield Capital Management, LLC, as the sole general partner of Wynnefield Partners Small Cap Value, L.P., has an indirect beneficial ownership interest in the shares of common stock that Wynnefield Partners Small Cap Value L.P. directly beneficially owns. Nelson Obus and Joshua Landes, as co-managing members of Wynnefield Capital Management, LLC, have an indirect beneficial ownership interest in such shares of common stock.
(8) Listed shares are directly beneficially owned by Wynnefield Partners Small Cap Value, L.P. I, as members of a group under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Wynnefield Capital Management, LLC, as the sole general partner of Wynnefield Partners Small Cap Value, L.P. I, has an indirect beneficial ownership interest in the shares of common stock that Wynnefield Partners Small Cap Value L.P. I directly beneficially owns. Nelson Obus and Joshua Landes, as co-managing members of Wynnefield Capital Management, LLC, have an indirect beneficial ownership interest in such shares of common stock.
(9) Listed shares are directly beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd., as members of a group under Section 13(d) of the Exchange Act. Wynnefield Capital, Inc. as the sole investment manager of Wynnefield Small Cap Value Offshore Fund, Ltd., has an indirect beneficial ownership interest in the shares of common stock that Wynnefield Small Cap Value Offshore Fund, Ltd. directly beneficially owns. Mr. Obus and Mr. Landes, as principal executive officers of Wynnefield Capital, Inc., have an indirect beneficial ownership interest in the shares of common stock that Wynnefield Small Cap Value Offshore Fund, Ltd. directly beneficially owns.
(10) Wynnefield Capital Inc. Profit Sharing Plan directly beneficially owns the listed shares of our common stock. Mr. Obus has the power to vote and dispose of Wynnefield Capital, Inc. Profit Sharing Plan’s investments in securities and has an indirect beneficial ownership interest in the shares of common stock directly beneficially owned by Wynnefield Capital, Inc. Profit Sharing Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning five percent or more of our common stock since the beginning of our last fiscal year. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section of this proxy statement captioned “Executive Compensation and Related Information.”

Although we have not adopted a formal policy relating to the approval of proposed transactions that we may enter into with any of our executive officers, directors and principal shareholders, including their immediate family members and affiliates, our Audit Committee, all of the members of which are independent, reviews the terms of any and all such proposed material related party transactions. The results of this review are then communicated to the entire Board of Directors, which has the ultimate authority as to whether or not we enter into such transactions. We will not enter into any material related party transaction without the prior consent of our Audit Committee and our Board of Directors. In approving or rejecting the proposed related party transaction, our Audit Committee and our Board of Directors shall consider the relevant facts and circumstances available and deemed relevant to them, including, but not
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limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director’s independence. We shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee and our Board of Directors determine in the good faith exercise of their discretion.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability or other proxy materials, as applicable, with respect to two or more shareholders sharing the same address by delivering a single Notice of Internet Availability or a copy of other proxy materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. A number of brokers with account holders who are our shareholders may be “householding” our proxy materials. This means that only one copy of the Notice of Internet Availability (or other proxy materials) may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability or other proxy materials, as applicable, please notify your broker or the company. To contact us, direct your written request to Corporate Secretary, DLH Holdings Corp., 3565 Piedmont Road, NE, Bldg. 3, Suite 700, Atlanta, GA 30305 or call at (866) 952-1647. If you revoke your consent, we will promptly deliver to you a separate copy of the Notice of Internet Availability and, if applicable, our other proxy materials. Shareholders who currently receive multiple copies of the Notice of Internet Availability or other proxy materials, as applicable, at their addresses and would like to request “householding” of their communications should contact their brokers or our corporate secretary. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to our corporate secretary at our principal executive offices.

SHAREHOLDER PROPOSALS

By-law Provisions. Under our Amended and Restated By-laws, a shareholder who desires to present a proposal for consideration at next year’s annual meeting, including nominating a person for election to our Board of Directors, must submit the proposal no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting. The submission should include the proposal and the information specified under our Amended and Restated By-laws, including a brief statement of the reasons for it, the name and address of the shareholder (as they appear in our stock transfer records), the number of shares beneficially owned by the shareholder and a description of any material interest that the shareholder may have in the proposal. Proposals should be addressed to our corporate secretary at our principal executive offices.

Inclusion in Next Year’s Proxy Statement. Notwithstanding the Company’s by-law provisions cited above, a shareholder who desires to submit a proposal to fellow shareholders at the Company’s annual meeting next year and wishes to have it set forth in the corresponding proxy statement and identified in the corresponding proxy form prepared by management, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, must notify the Company of such proposal in a writing received at its executive offices no later than October 1, 2024. If we hold next year’s annual meeting more than 30 days before or after the date of our 2024 Annual Meeting, we will disclose the new deadline by which shareholder proposals must be received. In addition, shareholder proposals must also comply with all requirements and regulations of Rule 14a-8 under the Exchange Act. In addition, to comply with the universal proxy rules,
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shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than January 13, 2025.

Presentation at Meeting. Rule 14a-4(c) under the Exchange Act provides that if a proponent of a proposal fails to notify us at the address below at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxy holders will be allowed to use their discretionary voting authority with respect to the voting of proxies when the proposal is presented at the meeting, without any discussion of the matter in the proxy statement. With respect to our next annual meeting of shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by December 15, 2024, the management proxy holders will be allowed to use their discretionary authority with respect to the voting of proxies.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and file reports, proxy and information statements and other information with the SEC. Such reports, proxy and information statements and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. at prescribed rates. You can contact the SEC at 1-800-SEC-0330 for additional information about these facilities. The SEC maintains a web site that contains reports, proxy and information statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This web site can be accessed at http://www.sec.gov. For further information about DLH Holdings Corp., please refer to our Annual Report on Form 10-K for the fiscal year ended September 30, 2023. Each such report is publicly available on our website at www.dlhcorp.com. You may also obtain a copy of our Annual Report on Form 10-K and other public filings without charge by sending a written request to our Chief Financial Officer, DLH Holdings Corp., 3565 Piedmont Road, NE, Bldg. 3, Suite 700, Atlanta, GA 30305. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of common stock of DLH entitled to vote at the annual meeting of shareholders.
OTHER BUSINESS

As of the date of this proxy statement, the only business which the Board of Directors intends to present, and knows that others will present, at the annual meeting is that herein above set forth. If any other matter or matters are properly brought before the annual meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

By Order of the Board of Directors,
/s/ Frederick G. Wasserman Chairman
January 29, 2024

REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY PROXY EITHER VIA INTERNET, SMARTPHONE, TABLET, TELEPHONE, OR MAIL, IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS. IF YOU VOTE BY MAIL, MARK, SIGN AND DATE THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.
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185676_DLH Holdings Proxy Card - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

DLH HOLDINGS CORP.

As a shareholder of DLH Holdings Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 P.M., Eastern Time, on March 13, 2024.

INTERNET
www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online meeting, you will need your 12 digit control number to vote electronically at the meeting. To attend:
https://www.cstproxy.com/dlhcorp/2024

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY, BY SMARTPHONE OR TABLET.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

Please mark your votes like this **X**

PROXY

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL THE NOMINEES UNDER PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

The Board of Directors recommends a vote "FOR" proposals 1, 2 and 3:

   (1) Judith L. Bjornaas
   (2) Martin J. Delaney
   (3) Dr. Elder Granger
   (4) Dr. Frances M. Murphy
   (5) Zachary C. Parker
   (6) Frederick G. Wasserman
   (7) Austin J. Yerks III
   (8) Stephen J. Zelkowicz

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

	FOR	AGAINST	ABSTAIN
2. An Advisory Vote regarding the approval of compensation paid to our named Executive Officers.	☐	☐	☐
3. Ratification of Independent Registered Public Accounting Firm.	☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list above)

CONTROL NUMBER

Signature_______________ **Signature, if held jointly**_______________ **Date**__________**, 2024**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

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185676_DLH Holdings Proxy Card - Back

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DLH HOLDINGS CORP.

The undersigned appoints Zachary C. Parker and Frederick G. Wasserman and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of DLH Holdings Corp. held of record by the undersigned at the close of business on January 24, 2024 at the Annual Meeting of Shareholders of DLH Holdings Corp. to be held on March 14, 2024, or at any adjournment thereof.

The 2024 Annual Meeting will be held in person at 45 Broadway, 17th Floor, New York, NY and virtually via the internet. Shareholders may attend in person or remotely. Shareholders that attend remotely will be able to listen to the meeting live, submit questions related to, and vote online regardless of location via the internet at **https://www.cstproxy.com/dlhcorp/2024** by using the control number included on your notice regarding the availability of proxy materials, proxy card and the instructions that accompanied your proxy materials.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING EACH OF THE NOMINEES LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)

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